[LOGO] ABSOLUTE Strategies
-----------------FUND

                  With Strategic Portfolio Analysis by Lipper

[LOGO] LIPPER
A REUTERS COMPANY

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                                  PROSPECTUS

                                  May 6, 2005

                        As Supplemented January 6, 2006


                             INSTITUTIONAL SHARES
                                   A SHARES

                                   C SHARES


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    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
    THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[LOGO] ABSOLUTE
--------
INVESTMENT ADVISERS

  Absolute Strategies Fund and logo are service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are service marks of AIA; Lipper and the Lipper logo are registered service marks of Lipper Inc.;
        and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

      ASF-PRO-IA0605

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                                                       ABSOLUTE STRATEGIES FUND
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TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                                 2

       Investment Objective                                                         2

       Principal Investment Strategies                                              2

       Principal Investment Risks                                                   4

PERFORMANCE                                                                         5

FEE TABLES                                                                          5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES/RISKS AND PORTFOLIO HOLDINGS  8

       Investment Objective                                                         8

       Principal Investment Strategies                                              8

       Investment Policies                                                          9

       Principal Investment Risks                                                  10

       Disclosure of Portfolio Holdings                                            12

MANAGEMENT                                                                         12

       The Adviser and Sub-Advisers                                                12

       Portfolio Managers                                                          15

       Other Service Providers                                                     20

       Fund Expenses                                                               20

YOUR ACCOUNT                                                                       21

       How to Contact the Fund                                                     21

       General Information                                                         21

       Buying Shares                                                               23

       Selling Shares                                                              26

       Choosing a Share Class                                                      28

       Exchange Privileges                                                         32

       Retirement Accounts                                                         32

OTHER INFORMATION                                                                  33

       Distributions                                                               33

       Taxes                                                                       33

       Organization                                                                34


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ABSOLUTE STRATEGIES FUND
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RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500 Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Absolute Investment Advisers LLC ("ABSOLUTE"), the Fund's investment adviser, believes that that there are important benefits that come from investing alongside skilled money managers whose strategies when combined will seek to provide enhanced risk-adjusted, low volatility returns. Based on this belief, the Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the "Sub-Advisers") who employ a wide range of specialized investment strategies. ABSOLUTE will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive investment returns individually and are expected to blend within the Fund's portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets.

The strategies utilized by the Fund include absolute return strategies as well as traditional money management with an absolute or risk-adjusted return focus. Absolute return strategies are actively managed investments that aim to produce absolute (positive) returns regardless of general market conditions by exploiting disparities or inefficiencies in markets, geographical areas, and companies; taking advantage of anticipated price movements, up and/or down, of markets; and/or benefiting from cyclical relationships or special situations (such as reorganizations). A risk-adjusted return focus aims to produce positive returns while managing risk exposure.

The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes, including but not limited to U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.

In connection with their investment strategies, the Sub-Advisers will make use of a variety of sophisticated investment techniques including but not limited to the following:


LONG EQUITY STRATEGY capitalizes on underpriced equity securities or on positive market trends and may concentrate in certain markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Sub-Advisers assess risk and opportunity on an absolute, not an index-relative basis.

LONG/SHORT EQUITY MARKET NEUTRAL STRATEGY attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Sub-Advisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.


HEDGED CONVERTIBLE MARKET NEUTRAL STRATEGY attempts to minimize market risk by purchasing convertible securities of a company and hedging that position by selling short the company's common stock. Equal dollars are invested long and short while attempting to maintain a sector neutral and capitalization neutral portfolio.

LONG/SHORT OR HEDGED EQUITY STRATEGY attempts to minimize overall market risk by using short sales or options on common stocks or indexes to hedge risk. Sub-Advisers may take advantage of an anticipated decline in the

2

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                                                       ABSOLUTE STRATEGIES FUND
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price of an overvalued company through the use of a covered call option and a corresponding put option (when spreads are available) or high quality taxable or tax-free issues (when spreads are narrow). Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

FIXED INCOME AND HIGH YIELD STRATEGY invests primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield and TIPS (Treasury Inflated -- Protected Securities). The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.

The Fund may also invest in other securities and instruments and employ investment strategies that are, or may in the future, become available.

ABSOLUTE will have primary responsibility for selecting the Fund's Sub-Advisers and determining the portion of the Fund's assets to be allocated to each Sub-Adviser. ABSOLUTE employs a proprietary quantitative approach to allocate assets and diversify across multiple asset classes and investment styles, which ABSOLUTE believes are complementary and have low correlation with each other and with major financial markets. ABSOLUTE reviews a wide range of quantitative and qualitative factors (e.g. statistical analysis and investment process) when evaluating each Sub-Adviser and their appropriate asset allocation.

ABSOLUTE may also direct a Sub-Adviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund's portfolio. ABSOLUTE retains the discretion to invest the Fund's assets in securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry.

Lipper Inc. ("Lipper"), a Reuters Company, serves as a consultant to ABSOLUTE by providing Strategic Portfolio Analysis in the following areas:

   Helping to identify Sub-Advisers that ABSOLUTE may consider for the Fund;

   Providing analysis of Fund portfolio holdings using proprietary portfolio analytics and methodologies; and

   Providing analytics to assist ABSOLUTE in monitoring and analyzing the Fund's portfolio's risk-adjusted performance within each Sub-Adviser's investment strategy.

ABSOLUTE makes all Sub-Adviser selections and may use managers other than those identified by Lipper's Strategic Portfolio Analysis.

SUB-ADVISERS Initially, ABSOLUTE will select Sub-Advisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Sub-Adviser; however, ABSOLUTE will limit allocations to any one Sub-Adviser strategy to between 0% and 20% of total Fund assets.

Aronson+Johnson+Ortiz, LP
Bernzott Capital Advisors
Contravisory Research & Management Corp.


Horizon Asset Management, Inc.
Kinetics Asset Management, Inc.
Loomis, Sayles & Company, L.P.
Metropolitan West Asset Management, LLC

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ABSOLUTE STRATEGIES FUND
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Moody Aldrich Partners, LLC
Scout Investment Advisors, Inc.
SSI Investment Management, Inc.
TT International Investment Management
TWIN Capital Management, Inc.
Yacktman Asset Management Co.

In the future, ABSOLUTE may remove Sub-Advisers from the foregoing group. ABSOLUTE may also add Sub-Advisers subject to applicable shareholder approval requirements.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in overall markets and in the specific assets held by the Fund. The market value of assets in which the Fund invests is based upon the markets' perception of value and is not necessarily an objective measure of the assets' value. The Fund is also non-diversified and may invest in securities of a limited number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets are diversified among the securities of a greater number of issuers.

The success of the Fund's investment strategy depends largely on ABSOLUTE's skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on each Sub-Adviser's skill in assessing the potential of the assets in which the Fund invests. Also, because the Fund's investment position at any given time will vary depending on ABSOLUTE's and the Sub-Advisers' current view of the overall climate of the markets, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than the investment return and principal value of other funds that do not employ an absolute return focus. For example, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged.

Other principal risks include:

   Securities of smaller companies, including securities of companies in initial public offerings, may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure;

   Foreign securities (including emerging markets) are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk;

   Derivatives such as options and futures can be volatile, and a small investment in a derivative could have a large potential impact, positive and negative, on the performance of the Fund;

   Leverage through investment techniques such as short sales, margin transactions and swaps may multiply smaller market movements into large changes in the Fund's net asset value;

   Debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce the Fund's return;

4

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                                                       ABSOLUTE STRATEGIES FUND
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   Securities that are illiquid or restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) are subject to limitations on resale and the Fund may not be able to dispose of the securities promptly or at a reasonable price;

   The Fund's strategy may result in high turnover rates which may increase the Fund's brokerage commission costs as well as its short-term capital gains and may negatively impact the Fund's performance; and

   The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled vehicle managed the Fund's assets directly.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


Performance information for the Fund is not provided because the Fund has not been in operation for a full year.


FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of ABSOLUTE, are paid out of the assets of each Fund class and are factored into the share price rather than charged directly to shareholder accounts.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                          INSTITUTIONAL
                                                                             SHARES       A SHARES     C SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering
price)                                                                         None        4.50%/(1)/    None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                None         None         None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a % of
the lesser of value of shares redeemed or cost of shares)                      None         None         None
Redemption Fee (as a % of value of shares redeemed)                           1.50%/(2)/   1.50%/(2)/   1.50%/(2)/
Exchange Fee (as a % of value of shares redeemed)                             1.50%/(2)/   1.50%/(2)/   1.50%/(2)/
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)/(3)/
Management Fees/(4)/                                                          1.60%        1.60%        1.60%
Distribution/Service (12b-1) Fees                                              None        0.25%/(5)/   1.00%/(5)/
Other Expenses                                                                0.66%        0.78%        0.69%
  Dividend Expenses on Short Sales                                            0.27%        0.27%        0.27%
TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/                                     2.26%        2.63%        3.29%
Waivers and Reimbursements/(3)/                                              -0.04%       -0.11%       -0.02%
NET EXPENSES/(3)/                                                             2.22%        2.52%        3.27%



/(1)/ No initial sales charge is applied to purchases of $1 million or more.
      Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table. A contingent


                                                                             5

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ABSOLUTE STRATEGIES FUND
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      deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.
/(2)/ Shares redeemed or exchanged within 60 days of purchase will be charged a redemption fee of 1.50% of the current net asset value of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" and "Exchange Privileges" for additional information.
/(3)/ Other Expenses, Total Annual Fund Operating Expenses, and Net Expenses are based on projected assets and projected annualized expenses for the Fund's fiscal year ending March 31, 2006. Excluding the effect of the estimated expenses attributable to dividends on short sales and offering costs, the Fund's Total Annual Operating Expenses and Net Expenses, from inception and based on projected assets and annualized expenses for the Fund's fiscal year ending March 31, 2006, would be:



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
                                                                          INSTITUTIONAL
                                                                             SHARES     A SHARES    C SHARES
Management Fees                                                               1.60%      1.60%       1.60%


Distribution/Service (12b-1) Fees                                            None       0.25%/(5)/  1.00%/(5)/
Other Expenses                                                               0.35%      0.35%       0.36%
TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.95%      2.20%       2.96%


Waivers and Reimbursements                                                   --         --          --
NET EXPENSES                                                                 1.95%      2.20%       2.96%



      ABSOLUTE has agreed to waive its fee and reimburse Fund expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, A Shares, and C Shares to 1.95%, 2.25%, and 3.00%, respectively, from inception through July 31, 2006 (each an "Expense Cap"). The Expense Caps may be changed or eliminated with the consent of the Board of Trustees at any time.
/(4)/ The Fund may repay ABSOLUTE for fees waived and expenses reimbursed pursuant to the Expense Cap if (1) such payment is made within three years of the waiver or expense reimbursement; (2) such payment is approved by the Board of Trustees, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for A Shares and 3.00% for C Shares.
/(5)/ The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35% on A Shares and 1.00% on C Shares. The Board of Trustees currently limits payments on A Shares to 0.25% of average net assets.


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                                                       ABSOLUTE STRATEGIES FUND
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
            IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES
               Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market.
               The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction.
               Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.



EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class for the time periods indicated, you pay the applicable maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class' Total Annual Fund Operating Expenses and Net Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       INSTITUTIONAL
                          SHARES     A SHARES C SHARES
1 Year                     $225       $  694   $  330
3 Years                    $700       $1,221   $1,011


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INVESTMENT OBJECTIVE, PRINCIPLE INVESTMENT STRATEGIES/RISKS AND PORTFOLIO
HOLDINGS

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed for investors who seek a long-term investment with low correlation to traditional markets, and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

ABSOLUTE allocates and reallocates assets of the Fund among its respective Sub-Advisers to create a low correlating, low volatility model in order to maximize risk-adjusted, or absolute (positive) returns. ABSOLUTE reviews a wide range of quantitative and qualitative factors when evaluating each Sub-Adviser and the appropriate asset allocation thereto. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; correlation and volatility of results as compared with other Sub-Advisers; business focus, stability and depth of investment professionals; and portfolio manager interviews.

Lipper serves as a consultant to ABSOLUTE, providing Strategic Portfolio Analysis. Lipper provides proprietary portfolio analytics and methodologies to assist ABSOLUTE in the selection of Sub-Advisers and in filling category or asset-class gaps to facilitate the Fund's investment goal. ABSOLUTE makes all Sub-Adviser selections and may use managers other than those identified in Lipper's Strategic Portfolio Analysis. In addition to providing ABSOLUTE with quantitative analytics for Sub-Adviser selection, Lipper also provides analytics to assist ABSOLUTE in its ongoing portfolio monitoring and analysis of the Fund's risk-adjusted performance within each Sub-Adviser's investment strategy.


ABSOLUTE has entered into sub-advisory agreements with thirteen Sub-Advisers, each chosen for their particular investment style(s). The Sub-Advisers may employ aggressive investment strategies and techniques and concentrate investments in certain sectors and geographical regions. The Sub-Advisers may employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several money managers with ABSOLUTE's quantitative approach (e.g. statistical analysis) to diversification and risk management, the Fund attempts to reduce volatility and mitigate losses in generally declining markets. However, there can be no assurance that losses will be avoided.


ABSOLUTE may invest the Fund's assets in securities and other instruments directly. ABSOLUTE may exercise this discretion in order to invest the Fund's assets pending allocation to a Sub-Adviser, to hedge against overall Fund exposures created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry. ABSOLUTE may exercise its discretion over unallocated assets or may reallocate to itself assets previously allocated to a Sub-Adviser.

ABSOLUTE is responsible for supervisory oversight of the general management of assets allocated to each Sub-Adviser. The discretion of each Sub-Adviser to invest its allocated portion of the Fund's assets is subject to written

8

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                                                       ABSOLUTE STRATEGIES FUND
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investment policies and restrictions developed and communicated to the
Sub-Advisers by ABSOLUTE. While ABSOLUTE does not evaluate the merits of a Sub-Adviser's individual investment decisions, it does monitor investment performance and style consistency.

From time to time, certain of the Sub-Advisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations. Initially, the Fund may not be able to fully allocate its assets to chosen Sub-Advisers whose investment minimums exceed initial allocations. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Adviser strategies until Fund assets reach appropriate scale for optimal allocation.

INVESTMENT POLICIES

The Fund invests in equity securities of domestic and foreign corporations of all sizes and in debt securities, without limit on credit quality or maturity, of domestic and foreign corporations of all sizes. Equity securities include common stock, preferred stock and convertible securities and American Depositary Receipts ("ADRs"). The Fund may also invest in non-corporate domestic and foreign debt securities issued by governmental and municipal entities, mortgage-backed and asset-backed securities and money market instruments (including commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and reverse repurchase agreements) without limitation on credit quality and maturity.


The Fund may also invest up to 10% of its total assets in shares of other investment companies that invest in the types of securities mentioned above, including investment companies that are advised by one or more Sub-Advisers or their affiliates. Investment companies that the Fund may invest in include shares of exchange traded funds ("ETFs"). ETFs that have received exemptive relief from the U.S. Securities and Exchange Commission ("SEC") that permits other mutual funds to invest in their shares without limitation are excluded from the 10% limitation.


The Fund may invest a portion of its assets in securities, including equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") as well as other restricted securities. Restricted Securities are those that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

DERIVATIVES To manage risk or enhance return, the Fund may invest in derivatives such as futures and options contracts and in equity, interest rate, index and currency rate swap agreements. The Fund may invest in options on securities, securities indices, and commodities. The Fund may invest in futures on securities, commodities, and securities indices and in options on such contracts.

OPTIONS CONTRACTS Options transactions may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

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FUTURES CONTRACTS Futures transactions may be effected on an exchange or in the over-the-counter market. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. A index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to their expiration date.


SWAP AGREEMENTS In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in high quality short-term debt instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISKS The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:


   Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times and, as a result, hedging strategies may cease to function as anticipated;


   ABSOLUTE or a Sub-Adviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund's portfolio.

MULTI-MANAGER RISK The methodology by which ABSOLUTE allocates Fund assets to the Sub-Adviser may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

DIVERSIFICATION RISK The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers and of issuers in the same or similar industries. Concentration in securities of a limited number of issuers and industries exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.

SMALL COMPANY RISK Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

FOREIGN RISK The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

CREDIT RISK The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in Collateralized/Guaranteed Mortgage Obligations ("CMOs"). CMOs are divided into classes (often referred to as "tranches") and certain tranches of CMOs have priority over other classes. No payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

PREPAYMENT RISK Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund's return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.


INITIAL PUBLIC OFFERINGS RISK The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.


LIQUIDITY RISK Limitations on resale may have an adverse effect on the marketability of a security and the Fund may also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

experience difficulty satisfying redemption requests. The Fund may not purchase a security if such purchase would cause more than 15% of its total assets in securities that are not readily marketable.

HIGH TURNOVER RISK The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs as well as its short-term capital gains. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.


LEVERAGE RISK Leverage transactions, including borrowing money, selling securities short, lending portfolio securities and entering into reverse repurchase agreements, create the risk of magnified capital losses. The risks of leverage include a higher volatility in the net asset value of the Fund's securities, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. In an extreme case, if the Fund's current investment income is not sufficient to meet the interest expense of leveraging, it may be necessary for the Fund to liquidate certain of its investments at an inappropriate time.


DERIVATIVES RISKS Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

POOLED INVESTMENT VEHICLE RISK The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles' expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Sub-Adviser, managed the Fund's assets directly. The incentive fees charged by the investment vehicles may create an incentive for the manager of the investment vehicle to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER AND SUB-ADVISERS


Absolute Investment Advisers LLC, 94 Station Street, Suite 202, Hingham, MA 02043, is the Fund's investment adviser. ABSOLUTE is a newly registered investment adviser and provides investment advisory services to the Fund. The Fund is the first mutual fund for which ABSOLUTE provides investment management services.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


ABSOLUTE receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund's average annual daily net assets.


A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement and ABSOLUTE's Sub-Advisory Agreements with the Sub-Advisers is available in the Fund's semi-annual report for the six-month period ended September 30, 2005.

Subject to the general control of the Board, ABSOLUTE is directly responsible for making the investment decisions for the Fund. Although ABSOLUTE delegates the day-to-day management of the Fund to a combination of the following Sub-Advisers, ABSOLUTE retains overall supervisory responsibility for the general management and investment of the Fund's assets.


                   SUB-ADVISER                                          ADDRESS
Aronson+Johnson+Ortiz, LP                          230 South Broad St, 20th Floor, Philadelphia, PA
                                                   19102
Bernzott Capital Advisors                          888 West Venture Blvd, Suite B, Camarillo, CA
                                                   93010

Contravisory Research & Management Corp.           99 Derby St, Hingham, MA 02043
Horizon Asset Management, Inc.                     470 Park Ave South, New York, NY 10016

Kinetics Asset Management, Inc.                    16 New Broadway, Sleepy Hollow, NY 10591
Loomis, Sayles & Company, L.P.                     One Financial Ctr, Boston, MA 02111
Metropolitan West Asset Management, LLC            11766 Wilshire Blvd, Suite 1580, Los Angeles, CA
                                                   90025

Moody Aldrich Partners, LLC                        18 Sewall St, Marblehead, MA 01945
Scout Investment Advisors, Inc.                    1010 Grand Blvd, Kansas City, MO 64106
SSI Investment Management, Inc.                    357 N. Canon Dr, Beverly Hills, CA 90210

TT International Investment Management             Martin House, 5 Martin Ln, London EC4R 0DP,
                                                   United Kingdom
TWIN Capital Management, Inc.                      3244 Washington Rd, Suite 202, McMurray, PA 15317
Yacktman Asset Management Co.                      6300 Bridgepoint Parkway, Building One, Suite
                                                   320, Austin, TX 78730


ARONSON+JOHNSON+ORTIZ, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds. As of March 31, 2005, the Sub-Adviser had over $19 billion of assets under management.


BERNZOTT CAPITAL ADVISORS commenced operations in 1994, and provides investment advisory services for institutions, foundations and endowments, businesses, and all types of qualified retirement plans. The Sub-Adviser's Private Client Group services individuals, families and trusts. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had approximately $328 million of assets under management.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



CONTRAVISORY RESEARCH & MANAGEMENT CORP. commenced operations in 1972, and provides investment advisory services for individuals, trusts, profit-sharing plans, and institutions. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had approximately $315 million of assets under management.

HORIZON ASSET MANAGEMENT, INC. commenced operations in 1995, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had approximately $450 million of assets under management.


KINETICS ASSET MANAGEMENT, INC. commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $1.7 billion of assets under management.

LOOMIS, SAYLES & COMPANY, L.P. commenced operations in 1926, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $63 billion of assets under management.

METROPOLITAN WEST ASSET MANAGEMENT, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $13 billion of assets under management.


MOODY ALDRICH PARTNERS, LLC commenced operations in 1988, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had over $250 million of assets under management.


SCOUT INVESTMENT ADVISORS, INC. was formed as a successor to UMB Bank, N.A. in 2001, to be the adviser to the UMB Scout Funds. UMB Bank's investment advisory business commenced operations in 1928, and provides investment advisory services for individuals, foundations, endowments and trusts, corporations, and non-profit and public institutions. As of March 31, 2005, UMB Bank and its subsidiaries had approximately $7 billion of assets under management.

SSI INVESTMENT MANAGEMENT, INC. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $1.3 billion of assets under management.

TT INTERNATIONAL INVESTMENT MANAGEMENT commenced operations in 1988, and provides investment advisory services for primarily institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $10 billion of assets under management.

TWIN CAPITAL MANAGEMENT, INC. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had over $389 million of assets under management.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


YACKTMAN ASSET MANAGEMENT CO. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Sub-Adviser is also the investment adviser for two mutual funds: The Yacktman Fund and The Yacktman Focused Fund. As of March 31, 2005, the Sub-Adviser had over $1 billion of assets under management.


ABSOLUTE and the Trust, on behalf of the Fund, expect to apply for exemptive relief from the SEC to permit ABSOLUTE, with the approval of the Board, to appoint new Sub-Advisers and to enter into and approve material amendments to Sub-Advisory Agreements without obtaining shareholder approval. In 2003, the SEC proposed a new rule that would permit ABSOLUTE and the Fund to take similar action without reliance on exemptive relief from the SEC. The conditions that are included in the proposed rule are expected to be similar but could differ from those included in the exemptive application. Any exemptive relief received is expected to expire on the effective date of the rule, if adopted.


PORTFOLIO MANAGERS

The Fund is managed by co-portfolio managers Jay Compson and Alec Petro, both founders of ABSOLUTE. They are responsible for Sub-Adviser selection and overall portfolio construction, allocation, and monitoring of the Fund's assets. Mr. Petro is responsible for the Fund's proprietary quantitative model, including portfolio construction and asset allocation optimization.


JAY COMPSON Founder & Portfolio Manager - Absolute Investment Advisers LLC (2004-Present); Abington Capital, LP (2002-2004); Tucker Anthony Sutro, Inc. (1999-2002); Lehman Brothers (1998-1999); Chubb Group (1992-1998).


Prior to founding ABSOLUTE, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He managed assets in both long and short equities, utilizing a value-oriented and absolute return approach. While there, Mr. Compson was also responsible for all company, industry and macro-economic research for the firm. Prior to Abington Capital, he was at Tucker Anthony Sutro, Inc. where he worked on corporate finance and strategic planning projects, including mergers and acquisitions, capital allocation, and compensation models for the company's CEO and CFO. Prior to that he was at Lehman Brothers in New York and the Chubb Group.

Mr. Compson received his BA degree from Franklin & Marshall College in 1992, and his MBA in Finance and Management from New York University's Stern School of Business in 1998.


ALEC PETRO Founder & Portfolio Manager - Absolute Investment Advisers LLC (2004-Present); Fort Hill Capital Management, (July 2002-Present); Mercator Asset Management (1999-2002); Cooper Neff and Associates (1988-1998); O'Connor and Associates (1985-1988).

Mr. Petro began trading in the financial derivatives market place, starting at O'Connor and Associates in Chicago in 1985, where he was a Senior Trader in the global foreign exchange derivative trading. In 1988, Mr. Petro moved to Cooper Neff and Associates and became the fifth Partner in 1990. He built and headed the global foreign exchange and derivative business joint venture with Mitsui Trust of Tokyo from 1989-1994. In 1994, Cooper Neff and Associates was sold to Banque National de Paris and he became head of Global FX and Derivatives from 1995-1997. Mr. Petro moved back to BNP/Cooper Neff's Radnor, PA headquarters in the spring of 1998 to manage numerous hedge fund projects, including derivatives in U.S equities, real estate, and foreign exchange. In late 1998, Mr. Petro retired from BNP/Cooper Neff to found Mercator Asset Management in Chicago, an alternative asset management group specializing in quantitative and derivative fund management. In 2002, Mr. Petro founded Fort Hill Capital Management. Based in Duxbury, MA, Fort Hill is a quantitative hedge

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

fund specializing in derivatives and convertible bond strategies. He presently manages Fort Hill's daily operations, where he is President and Chief Executive Officer.

Mr. Petro is presently Adjunct Professor in the Finance Department of Boston College where he teaches classes on hedge funds and venture capital. Mr. Petro graduated from Boston College in 1985 with a B.S. in Finance and earned an M.B.A. in Finance from the University of Chicago in 1992.

Generally, ABSOLUTE will assign responsibility for the day-to-day management of the Fund to a combination of the following Sub-Advisers. The portfolio managers responsible for the day-to-day management of assets allocated to each Sub-Adviser are:


                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Aronson+Johnson+Ortiz, LP                          Theodore R. Aronson, Kevin M. Johnson, Martha E.
                                                   Ortiz, and Gina Marie N. Moore, each a Portfolio
                                                   Manager of the Sub-Adviser, co-manage the Fund
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Aronson, Mr. Johnson, Ms. Ortiz,
                                                   and Ms. Moore have been employed by the
                                                   Sub-Adviser since 1984, 1993, 1987, and 1998,
                                                   respectively.
Bernzott Capital Advisors                          Kevin Bernzott and Peter Banks, each a Portfolio
                                                   Manager with the Sub-Adviser, co-manage the Fund
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Bernzott and Mr. Banks have been
                                                   employed by the Sub-Adviser since 1994 and 1997,
                                                   respectively.
Contravisory Research & Management Corp.           G. Edward Noonan, Jr., William M. Noonan and
                                                   Philip A. Noonan, each a Portfolio Manager with
                                                   the Sub-Adviser, co-manage the Fund assets
                                                   allocated to the Sub-Adviser for management. Mr.
                                                   Edward Noonan founded the Sub-Adviser in 1972 and
                                                   Mr. William Noonan and Mr. Philip Noonan joined
                                                   the Sub-Adviser in 1995 and 1998, respectively.
Horizon Asset Management, Inc.                     Mr. Murray Stahl, co-founder of and Portfolio
                                                   Manager with the Sub-Adviser, manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Stahl joined the Sub-Adviser in
                                                   1994.
Kinetics Asset Management, Inc.                    Mr. Peter Doyle and Mr. Murray Stahl co-manage
                                                   the Fund's assets allocated to the Sub-Adviser
                                                   for management. Mr. Doyle, Chief Investment
                                                   Strategist of the Sub-Adviser, founded both the
                                                   Sub-Adviser and Horizon Asset Management, Inc. in
                                                   1994. Mr. Stahl has served as Director of
                                                   Research of the Sub-Adviser since 2000.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Loomis, Sayles & Company, L.P.                     Mr. Daniel J. Fuss, Vice Chairman, Director,
                                                   Executive Vice President, and Portfolio Manager
                                                   with the Sub-Adviser, co-manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management with Mr. John Hyll, Mr. Steven Kaseta,
                                                   and Mr. Cliff Rowe. Mr. Fuss joined the
                                                   Sub-Adviser in 1976. Mr. Hyll, Portfolio Manager
                                                   and Vice President of the Sub-Adviser, began his
                                                   investment career in 1983 and joined the
                                                   Sub-Adviser in 1987. Mr. Hyll received a B.A. and
                                                   an M.B.A. from Baldwin-Wallace College. He has
                                                   over 21 years of investment experience. Mr.
                                                   Kaseta, Vice President of the Sub-Adviser, began
                                                   his investment career in 1982 and joined the
                                                   Sub-Adviser in 1994. He received an A.B. from
                                                   Harvard University and an M.B.A. from the Wharton
                                                   School at the University of Pennsylvania. Mr.
                                                   Kaseta has over 22 years of investment
                                                   experience. Mr. Rowe, Portfolio Manager and Vice
                                                   President of the Sub-Adviser, began his
                                                   investment career and joined the Sub-Adviser in
                                                   1992. Prior to becoming a Portfolio Manager, he
                                                   served the Sub-Adviser as a Trader from 1999
                                                   until 2001. He holds the designation of Chartered
                                                   Financial Analyst. He received a B.B.A. from
                                                   James Madison University and an MBA from the
                                                   University of Chicago, and has 13 years of
                                                   investment experience.

Metropolitan West Asset Management, LLC            Mr. Tad Rivelle, Mr. Laird Landmann, Mr. Steve
                                                   Kane, and Mr. Bret Barker co-manage the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Rivelle, Mr. Landmann, and
                                                   Mr. Kane founded the Sub-Adviser in 1996, and are
                                                   Principals and Portfolio Managers of the
                                                   Sub-Adviser. Mr. Barker joined the Sub-Adviser in
                                                   1997 and serves as a Portfolio Manager.

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Moody Aldrich Partners, LLC                        Mr. William B. Moody, Mr. Amory A. Aldrich, Jr.
                                                   and Mr. Michael Pierre co-manage the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Moody and Mr. Aldrich founded the
                                                   Sub-Adviser in 1988 and are Principals and
                                                   Portfolio Managers of the Sub-Adviser. Mr. Pierre
                                                   worked for the Sub-Adviser from 1996 through 2000
                                                   as an Analyst. In 2000, he left the Sub-Adviser
                                                   to form Pierre & Co. and launch Pierre All Cap
                                                   Value, while maintaining close ties with the
                                                   Principals of the Sub-Adviser. In December 2003,
                                                   Mr. Pierre rejoined the Sub-Adviser as a
                                                   Principal and Portfolio Manager.
Scout Investment Advisors, Inc.                    Mr. David R. Bagby, CFA, manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Bagby joined the Sub-Adviser in
                                                   1993 and has 30 years of experience in the fields
                                                   of investment management and research.
SSI Investment Management, Inc.                    Mr. George M. Douglas, CFA, Vice President and
                                                   Chief Investment Officer, heads the Portfolio
                                                   Management Team and along with the Sub-Adviser's
                                                   research team, manages the Fund's assets
                                                   allocated to the Sub-Adviser for management. Mr.
                                                   Douglas has over 27 years of experience in
                                                   quantitative equity research and portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1994, Mr. Douglas worked for CS First Boston
                                                   where he had been Director of Quantitative Equity
                                                   Investments. Mr. Douglas worked for Drexel
                                                   Burnham Lambert as Senior Vice President and
                                                   Director of Quantitative Research from December
                                                   1980 through February 1990 where he ran both a
                                                   proprietary trading group and a quantitative
                                                   equity research group, the DAIS Group. Mr.
                                                   Douglas also headed portfolio management groups
                                                   for John Templeton's investment management
                                                   organization.

                                                   Mr. Kenneth Raguse, CFA, Vice President and
                                                   Senior Portfolio Manager, is responsible for
                                                   analyzing investments in consumer products,
                                                   technology, media, and healthcare. Mr. Raguse has
                                                   over 14 years of experience in portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1994, he was an Investment Adviser with First
                                                   Securities Corporation. Mr. Raguse has an MS
                                                   Degree in Finance and a BS Degree in Economics
                                                   from the University of Wisconsin.

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


                   SUB-ADVISER                                    PORTFOLIO MANAGERS
SSI Investment Management, Inc. (cont.)            Mr. David Rosenfelder, Vice President and Senior
                                                   Portfolio Manager, is responsible for analyzing
                                                   investments in capital goods, defense/aerospace
                                                   and transportation. In addition, Mr. Rosenfelder
                                                   is the director of the Sub-Adviser's trading
                                                   department. Mr. Rosenfelder has over 21 years of
                                                   experience in portfolio management. Prior to
                                                   joining the Sub-Adviser in 1991, he was a Trading
                                                   Manager at Fidelity Investments. Mr.
                                                   Rosenfelder's educational background includes an
                                                   MBA in Finance from UCLA Anderson School of
                                                   Management and a BS Degree in Accounting from
                                                   California State University, Los Angeles.

                                                   Mr. Tim Ruiz, Vice President and Senior Portfolio
                                                   Manager, is responsible for analyzing investments
                                                   in finance, energy, basic materials, REITS and
                                                   utilities. In addition, Mr. Ruiz is a trader of
                                                   the Sub-Adviser's investment portfolios and
                                                   manager of back office operations. Mr. Ruiz has
                                                   over 14 years of experience in portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1992, he was an Investment Assistant at Columbia
                                                   Savings and Loan/Resolution Trust Co. Mr. Ruiz
                                                   holds a BS Degree in Finance from California
                                                   State University, Los Angeles.
TT International Investment Management             Mr. Dean Smith manages the Fund's assets
                                                   allocated to the Sub-Adviser for management.
                                                   Mr. Dean is a Partner of the Sub-Adviser, has
                                                   over 14 years' industry experience and joined the
                                                   Sub-Adviser in 1998. Before joining the
                                                   Sub-Adviser, he worked at LGT Asset Management
                                                   for 5 years as a Portfolio Manager. Prior to
                                                   that, he was a Fund Manager for private client
                                                   funds at Minet Group plc. Mr. Dean received a BA
                                                   from Kingston University, together with a
                                                   postgraduate qualification from The Institute of
                                                   Investment Management and Research.
TWIN Capital Management, Inc.                      Mr. Geoffrey Gerber, Ph.D. and Mr. Christopher
                                                   Erfort, CFA co-manage the Fund's assets allocated
                                                   to the Sub-Adviser for management. Mr. Gerber
                                                   co-founded the Sub-Adviser in 1990 and serves as
                                                   the Sub-Adviser's President. Mr. Erfort has been
                                                   with the Sub-Adviser since January 1997. During
                                                   the last five years, he has served primarily as
                                                   the Sub-Adviser's Head Trader and Co-Portfolio
                                                   Manager. Mr. Erfort is currently Vice President,
                                                   Head Trader, and Co-Portfolio Manager.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Yacktman Asset Management Co.                      Mr. Don Yacktman and Mr. Stephen Yacktman
                                                   co-manage the Fund's assets allocated to the
                                                   Sub-Adviser for management. Mr. Don Yacktman
                                                   founded the Sub-Adviser in 1992 and serves as the
                                                   Sub-Adviser's President and Chief Investment
                                                   Officer. Mr. Stephen Yacktman joined the
                                                   Sub-Adviser in 1993 and is the Portfolio Manager
                                                   of two other mutual funds for which the
                                                   Sub-Adviser provides advisory services.

The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of Fund shares.

OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Fund's distributor (principal underwriter) acts as the Fund's representative in connection with the offering of the Fund's shares. The distributor may enter into arrangements with broker-dealers or other financial institutions through which investors may purchase or redeem shares. The distributor is not affiliated with ABSOLUTE, any Sub-Adviser or with Citigroup or its affiliated companies.


FUND EXPENSES

The Fund pays its own expenses. Expenses of a Fund class include that class' own expenses as well as Trust expenses that are allocated between the Fund, its classes of shares and all other funds of the Trust. ABSOLUTE or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund class. Any waiver or expense reimbursement increases a Fund class' performance for the period during which the waiver or reimbursement is in effect.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

YOUR ACCOUNT
 HOW TO CONTACT THE FUND

 WRITE TO US AT:
  Absolute Strategies Fund
  P.O. Box 446
  Portland, Maine 04112
 OVERNIGHT ADDRESS:
  Absolute Strategies Fund
  Two Portland Square
  Portland, Maine 04101
 TELEPHONE US AT:
  (888) 992-2765 (toll free)
  (888) 99-ABSOL-UTE (toll free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Forum Shareholder Services, LLC
  Account # 305 76692
  Re: Absolute Strategies Fund -- (Your Class of Shares)
  (Your Name)
  (Your Account Number)
GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) shares of each Fund class at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 23 through 32). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.


If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.


The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time as of which the NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of that Fund class' total assets, subtracting the Fund class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.


The Fund values securities for which market quotations are readily available at current market value. The Fund values securities at fair value pursuant to procedures adopted by the Board if (i) market quotations are insufficient or not readily available or (ii) ABSOLUTE or a Sub-Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available, insufficient, or unreliable if the exchange on which a portfolio security trades closes early, if trading in the portfolio security was halted prior to the time the Fund calculates its

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

NAV or if events occur after the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates it's NAV. The Fund may invest in foreign securities, the securities of smaller companies and derivatives. Foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may effect the value of such securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies. Fair value pricing is based on subjective factors. As a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold.


TRANSACTIONS THROUGH THIRD PARTIES Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund or the classes thereof. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.


ABSOLUTE may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares ("Financial Institutions"). ABSOLUTE may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund. Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. ABSOLUTE or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services. ABSOLUTE may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institution. Such payments will create an incentive for the Financial Institutions to recommend that you purchase Fund shares.


Details regarding payments made to Financial Institutions for marketing support services are contained in the SAI and is incorporated herein. Contact your Financial Institution for additional information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund will not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check) unless an exemption is granted to do so consistent with the requirements of the Trust's Anti-Money Laundering Program.

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Absolute Strategies Fund" or to one or more owners of the account and endorsed to "Absolute Strategies Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                              MINIMUM INITIAL   MINIMUM ADDITIONAL
                                              INVESTMENT/(1)/    INVESTMENT/(1)/
INSTITUTIONAL SHARES
All Accounts                                    $1,000,000/(2)/        None

A SHARES AND C SHARES
Standard Accounts                               $   10,000             $100
Traditional and Roth IRA Accounts               $    1,000             $100

Accounts with Systematic Investment Plans       $    1,000             $ 50
Qualified Retirement Plans                      $    1,000             $100


/(1)/ See "General Information - Transactions through Third Parties" for information regarding investment minimums if you are purchasing shares through a financial institution.

/(2)/ No initial or subsequent investment minimum for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; and
      (3) mutual fund platforms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of ABSOLUTE or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


ACCOUNT REQUIREMENTS

                 TYPE OF ACCOUNT                                      REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS .  Instructions must be signed by all persons
Individual accounts and sole proprietorship           required to sign exactly as their names appear
accounts are owned by one person. Joint accounts      on the account.
have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)         .  Depending on state laws, you can set up a
These custodial accounts provide a way to give        custodial account under the UGMA or the UTMA.
money to a child and obtain tax benefits.          .  The custodian must sign instructions in a
                                                      manner indicating custodial capacity.
BUSINESS ENTITIES                                  .  Submit a secretary's (or similar) certificate
                                                      covering incumbency and authority.
TRUSTS                                             .  The trust must be established before an
                                                      account can be opened.
                                                   .  Provide the first and signature pages from the
                                                      trust document identifying the trustees.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in the Fund's sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

INVESTMENT PROCEDURES


             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                           BY CHECK
..  Call, write us, or visit our website for an     .  Fill out an investment slip from confirmation
   account application                                or write us a letter
..  Complete the application (and other required    .  Write your account number on your check
   documents)                                      .  Mail us the slip (or your letter) and the check
..  Mail us your application (and other required
   documents) and a check
BY WIRE                                            BY WIRE
..  Call, write us, or visit our website for an     .  Instruct your financial institution to wire
   account application                                your money to us
..  Complete the application (and other required    .  Ensure financial institution includes your
   documents)                                         Fund account number on the wire instructions
..  Call us to fax the completed application (and
   other required documents) and we will assign
   you an account number
..  Mail us your original application (and other
   required documents)
..  Instruct your financial institution to wire
   your money to us
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..  Call, write us, or visit our website for an     .  Complete the systematic investment section of
   account application                                the application
..  Complete the application (and other required    .  Attach a voided check to your application
   documents)                                      .  Mail us the completed application and voided
..  Call us to fax the completed application (and      check
   other required documents) and we will assign    .  We will electronically debit the purchase
   you an account number                              amount from the financial institution account
..  Mail us your original application (and other       identified on your account application
   required documents)
..  We will electronically debit the purchase
   amount from the financial institution account
   identified on your account application


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemptions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity within a pre-determined period. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Redemption orders are processed promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
.. Prepare a written request including:
  . Your name(s) and signature(s)
  . Your account number
  . The Fund name and class
  . The dollar amount or number of shares you want to sell
  . How and where to send the redemption proceeds
.. Obtain a signature guarantee (if required)
.. Obtain other documentation (if required)
.. Mail us your request and documentation
BY WIRE
.. Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
  (See "By Telephone") OR
.. Mail us your request (See "By Mail")
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact name(s) in which the account is registered
  . Additional form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By
    Wire")
SYSTEMATICALLY
.. Complete the systematic withdrawal section of the application
.. Attach a voided check to your application
.. Mail us your completed application
.. Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

..  Written requests to redeem $100,000 or more;

..  Changes to a shareholder's record name;

.. Redemptions from an account for which the address or account registration has changed within the last 30 days;

.. Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

.. Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE The sale of Fund shares is subject to a redemption fee of 1.50% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

.. Redemptions in a deceased shareholder account if such an account is registered in the deceased's name;

.. Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

..  Redemptions of shares purchased through a dividend reinvestment program;

..  Redemptions pursuant to a systematic withdrawal plan; and

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


.. Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC.


Certain financial institutions that collect a redemption fee on behalf of the Fund do not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial institution should contact the institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the institution's omnibus account or the customer's account is treated and about the availability of the exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares and C Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares and C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.


REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account may be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks may be canceled.

CHOOSING A SHARE CLASS


The following is a summary of the differences between Institutional Shares, A Shares and C Shares of the Fund:



    INSTITUTIONAL SHARES                 A SHARES                       C SHARES
..  Designed for pension and    .  Designed for retail         .  Designed for retail
   profit-sharing plans,          investors investing            investors investing
   employee benefit trusts,       individually or through        individually or through
   endowments, foundations        financial institutions         financial institutions
   and corporations, as well   .  Initial sales charge of     .  Higher expense ratio than
   as high net worth              4.50% or less                  A Shares due to higher
   individuals and financial   .  Deferred sales charge of       Rule 12b-1 fees
   intermediaries who are         1% on purchases of $1       .  No initial or deferred
   willing to make an initial     million or more liquidated     sales charges
   purchase of $1,000,000 and     in whole or in part within  .  Rule 12b-1 fees to
   omnibus accounts               one year of purchase. A        participating financial
   maintained by financial        deferred sales charge will     institutions are accrued
   institutions for the           be assessed on shares          immediately on a daily basis
   benefit of their clients       liquidated during the          and are paid at least
   who purchase shares            period beginning in the        quarterly
   through investment             13th month and ending in
   programs such as (1)           the 24th month of purchase
   fee-based advisory             as follows: 1.00% for
   programs; (2) employee         purchases of $1

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



    INSTITUTIONAL SHARES                  A SHARES                        C SHARES
  benefit plans like 401(k)       million but less than $3
  retirement plans; and (3)       million, 0.50% for
  mutual fund platforms.          purchases of $3 million but
.. Designed for retail             less than $5 million, and
  investors investing             0.25% for purchases of $5
  through fee based               million or more
  financial advisors            . Lower expense ratio than C
.. No initial or deferred          Shares due to lower Rule
  sales charges or Rule           12b-1 fees
  12b-1 fees                    . Rule 12b-1 fees to
.. Lower expense ratio than A      participating financial
  Shares and C Shares             institutions are accrued
                                  immediately on a daily basis
                                  and are paid at least
                                  quarterly



Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and sales charge information for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares. This information is also available, free of charge, on the Fund's website at www.absoluteadvisers.com. No sales charges are assessed on purchases or sales of Institutional Shares or C Shares.


SALES CHARGE SCHEDULE An initial sales charge is assessed on purchases of A Shares as follows:

                                                SALES CHARGE (LOAD) AS % OF/(1)/:
                                                  PUBLIC     NET ASSET
AMOUNT OF PURCHASE                            OFFERING PRICE   VALUE   REALLOWANCE %
$10,000 but less than $100,000                4.50%       4.71%       4.00%

$100,000 but less than $250,000               3.50%       3.63%       3.00%
$250,000 but less than $500,000               2.50%       2.56%       2.25%

$500,000 but less than $1 million             1.50%       1.52%       1.25%
$1 million but less than $3 million           0.00%       0.00%/(2)/  0.00%

$3 million but less than $5 million           0.00%       0.00%/(2)/  0.00%
$5 million and up                             0.00%       0.00%/(2)/  0.00%

/(1)/ Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

/(2)/ No initial sales charge applies on purchases of $1 million or more. A
      CDSC of up to 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.


CONTINGENT DEFERRED SALES CHARGE SCHEDULE AND SALES COMMISSION PAYMENTS BY DISTRIBUTOR A CDSC of up to 1.00% will be charged on purchases of A Shares of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.


The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.


The distributor pays the following sales commissions (as a percentage of the offering price) to brokers that initiate and are responsible for purchases of $1 million or more of A Shares: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more. The distributor does not pay an upfront sales commission for purchases of C Shares. For Rule 12b-1 payments, see "Rule 12b-1 Distribution and Shareholder Service Fees."


REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund or its agent will combine the value of your current purchase with Fund shares (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse (iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").


TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund or its agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:


.. Information or records regarding Fund shares held in all accounts in your name at the transfer agent;

.. Information or records regarding Fund shares held in all accounts in your name at a financial intermediary; and

.. Information or records regarding Fund shares for Accounts at the transfer agent or another financial intermediary.

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


The Fund may amend or terminate this right of accumulation at any time.


You may also enter into an LOI, which expresses your intent to invest $100,000 or more in A Shares in Accounts within a period of thirteen months after the date of the LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of A Shares as if such purchases were executed in a single transaction. Accounts subject to the LOI must be specifically identified in the LOI.


ELIMINATION OF INITIAL SALES CHARGES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

.. A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;

.. Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

.. Trustees and officers of the Trust; directors, officers and full-time employees of ABSOLUTE, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;

.. Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts); and

.. Any person who exchanges into the Fund from another mutual fund for which ABSOLUTE provides advisory services.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.


RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor up to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares for distribution services and the servicing of shareholder accounts. Rule 12b-1 payments to participating financial institutions begin immediately for both A Shares and C Shares. Although the plan provides for payments of up to 0.35% on A Shares, the Board, however, currently limit payments on A Shares to 0.25% of average daily net assets.

The plan provides for the payment of both asset-based distribution fees and shareholder service fees. For C Shares, payments under the plan include 0.75% for distribution and 0.25% for responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features. Because A Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to ABSOLUTE or other financial institutions that provide distribution and shareholder services with respect to A Shares and C Shares.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds for which ABSOLUTE provides advisory services. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.


In addition, if you exchange Fund shares within 60 days of purchase, you will be charged a redemption fee of 1.50% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" above for additional information. To calculate exchange fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.


REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                               HOW TO EXCHANGE
BY MAIL
.. Prepare a written request including:
  . Your name(s) and signature(s)
  . Your account number
  . The Fund name (and class) you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
.. Open a new account and complete an account application if you are requesting different shareholder privileges
.. Obtain a signature guarantee, if required
.. Mail us your request and documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact name(s) in which account is registered
  . Additional form of identification


RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income at least semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

--------------------------------------------------------------------------------

                           ABSOLUTE STRATEGIES FUND
                             INSTITUTIONAL SHARES
                                   A SHARES

                                   C SHARES


--------------------------------------------------------------------------------

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to

 shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and
       discuss your questions about the Fund by contacting the Fund at:

                           Absolute Strategies Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                          (888) 992-2765 (toll free)

                         (888) 99-ABSOLUTE (toll free)


 You will also be able to obtain free copies of the annual/semi-annual reports and the SAI

              on the Fund's website at www.absoluteadvisers.com.


                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund
at the Public Reference Room of the Securities and Exchange Commission ("SEC").
                       The scheduled hours of operation
   of the Public Reference Room may be obtained by calling the SEC at (202)
                     942-8090. You can get copies of this
              information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                           SAI, is available on the
                         SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-3023

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


 May 6, 2005
 As Supplemented January 6, 2006

 INVESTMENT ADVISER:                    ABSOLUTE STRATEGIES FUND

 Absolute Investment Advisers LLC
 94 Station Street, Suite 202
 Hingham, MA 02043

 ACCOUNT INFORMATION
 AND SHAREHOLDER SERVICES:

 Citigroup Fund Services, LLC
 P.O. Box 446
 Portland, Maine 04112
 (888) 992-2765
 (888) 99-ABSOL-UTE



This Statement of Additional Information (the "SAI") supplements the Prospectus dated May 6, 2005, as may be amended from time to time, offering Institutional, A and C Shares of Absolute Strategies Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS


       GLOSSARY.....................................................   1

       INVESTMENT POLICIES AND RISKS................................   2

       INVESTMENT LIMITATIONS.......................................  18

       MANAGEMENT...................................................  20

       PORTFOLIO TRANSACTIONS.......................................  36

       PURCHASE AND REDEMPTION INFORMATION..........................  40

       TAXATION.....................................................  44

       OTHER MATTERS................................................  49

       APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............... A-1

       APPENDIX B - OTHER ACCOUNTS MANAGED BY FUND PORTFOLIO MANAGER B-1

       APPENDIX C - MISCELLANEOUS TABLES............................ C-1

       APPENDIX D - FUND PROXY VOTING PROCEDURES.................... D-1

       APPENDIX E - ADVISER/SUB-ADVISOR PROXY VOTING PROCEDURES..... E-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citigroup.


   "Administrator" means Citigroup.


   "Absolute" means Absolute Investment Advisers LLC, the Fund's investment adviser.

   "Board" means the Board of Trustees of the Trust.

   "Citigroup" means Citigroup Fund Services, LLC.

   "CFTC" means Commodities Future Trading Commission.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A.

   "Distributor" means Foreside Fund Services, LLC, the distributor of the Fund's shares.

   "Fund" means Absolute Strategies Fund.

   "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


   "Sub-Adviser" means each of Aronson+Johnson+Ortiz, LP, Bernzott Capital Advisors, Contravisory Research & Management Corp., Horizon Asset Management, Inc., Kinetics Asset Management, Inc., Loomis, Sayles & Company, L.P., Metropolitan West Asset Management, LLC, Moody Aldrich Partners, LLC, Scout Investment Advisors, Inc., SSI Investment Management, Inc., TT International Investment Management, TWIN Capital Management, Inc., and Yacktman Asset Management Co.

   "Transfer Agent" means Citigroup.


   "Trust" means Forum Funds.

   "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

1. INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. The Fund offers three classes: Institutional Shares, A Shares and C Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

A. EQUITY SECURITIES

1. COMMON AND PREFERRED STOCK

GENERAL. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each

Sub-Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

SECURITY RATINGS INFORMATION. The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

3. WARRANTS AND RIGHTS

GENERAL. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5. REAL ESTATE INVESTMENT TRUSTS

GENERAL. The Fund may purchase real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year.

RISKS. Because REITs have on-going operating fees and expenses, which may include management, operating and administration expenses, REIT shareholders including the Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

B. FIXED INCOME SECURITIES

1. GENERAL

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

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Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final

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distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

MUNICIPAL SECURITIES. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have

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

varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

ZERO-COUPON SECURITIES. The Fund many invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Sub-Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt

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

obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

2. RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

INTEREST RATES. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates.
There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower

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

rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Absolute may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state

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

and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-US DOLLAR DENOMINATED SECURITIES. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community);
(3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C. FOREIGN SECURITIES

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability;
(2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

EMERGING MARKETS. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

   Information about the companies in these countries is not always readily available;

   Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

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   Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

   The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

   Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

   Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

   Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

   Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

   Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

D. FOREIGN CURRENCIES TRANSACTIONS

1. GENERAL

Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2. RISKS

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if Absolute is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E. OPTIONS AND FUTURES

1. GENERAL

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Specifically, the Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. The Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with that Fund's Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

2. RISKS OF OPTIONS TRANSACTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on a Sub-Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective;
(3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

3. RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute will incorrectly predict future market trends. If Absolute attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

F. LEVERAGE TRANSACTIONS

1. GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are now owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

BORROWING. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

SHORT SALES. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

SECURITIES LENDING AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

2. RISKS

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's Custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

G. ILLIQUID AND RESTRICTED SECURITIES

1. GENERAL

The Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
(2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub-Adviser to be liquid, can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Sub-Advisors, pursuant to guidelines approved by the Board. Each Sub-Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. A Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and
(4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

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

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Sub-Adviser may determine that the securities are not illiquid.

H. INVESTMENT COMPANY SECURITIES

1. OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by more or more Sub-Advisers or their affiliates. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to 10% of the Fund's total assets. Shares owned in an exchange traded fund that have received exemptive relief from the SEC that permits other mutual funds to invest in the shares without limitation are excluded from this limitation.

RISKS. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

I. TEMPORARY DEFENSIVE POSITION

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Sub-Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

J. CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

2. CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

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

6. PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and applicable SEC no-action and exemptive relief.

2. EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.


3. ILLIQUID SECURITIES


Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

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

3. MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. The fund complex includes the Trust and one other investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. John Y. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the last two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex and each Trustee and officer holds the same positions(s) with respect each investment company in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is an interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another mutual fund.



                           POSITION         LENGTH                    PRINCIPAL OCCUPATION(S)
         NAME,             WITH THE         OF TIME                           DURING
    AGE AND ADDRESS         TRUST           SERVED                         PAST 5 YEARS
    ---------------     --------------- --------------- ----------------------------------------------------
INTERESTED TRUSTEE

John Y. Keffer          Trustee         Trustee since   President, Forum Trust, LLC (a non-depository trust
Born: July 15, 1942     Chairman,       1989            company) since 1997; President, Citigroup Fund
                        Contracts                       Services, LLC ("Citigroup") 2003-2005; President,
                        Committee                       Forum Financial Group, LLC ("Forum") (a fund
                                                        services company acquired by Citibank N.A. in 2003).

INDEPENDENT TRUSTEES

Costas Azariadis        Trustee         Trustee since     Professor of Economics, University of California-
Born: February 15, 1943 Chairman,       1989              Los Angeles; Visiting Professor of Economics,
                        Valuation                         Athens University of Economics and Business 1998-
                        Committee                         1999.

James C. Cheng          Trustee         Trustee since     President, Technology Marketing Associates
Born: July 26, 1942     Chairman,       1989              (marketing company for small and medium sized
                        Audit Committee                   businesses in New England).

J. Michael Parish       Chairman of the Trustee since     Retired; Partner, Wolfe, Block, Schorr and Solis-
Born: November 9, 1943  Board Trustee   1989              Cohen LLP (law firm) 2002-2003; Partner, Thelen
                        Chairman,       Chairman of the   Reid & Priest LLP (law firm) from 1995-2002.
                        Compliance      Board since
                        Committee,      2004
                        Nominating
                        Committee and
                        Qualified Legal
                        Compliance
                        Committee

                              POSITION        LENGTH                    PRINCIPAL OCCUPATION(S)
         NAME,                WITH THE        OF TIME                           DURING
    AGE AND ADDRESS            TRUST          SERVED                         PAST 5 YEARS
    ---------------      ------------------- ---------- -------------------------------------------------------
OFFICERS

Simon D. Collier         President;          Since 2005 Managing Director and Principal Executive Officer,
Born: October 22, 1961   Principal Executive            Foreside Fund Services, LLC, the Trust's Distributor,
                         Officer                        since 2005; Chief Operating Officer and Managing
                                                        Director, Global Fund Services, Citibank, N.A. 2003-
                                                        2005; Managing Director, Global Securities Services
                                                        for Investors, Citibank, N.A. 1999-2003.

Carl A. Bright           Principal Financial Since 2005 President, Distributor since 2004; Consultant, Foreside
Born: December 20, 1957  Officer                        Solutions, LLC 2000-2003 (mutual fund development
                                                        company)

Beth P. Hanson           Vice President/     Since 2003 Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      Assistant Secretary            Relationship Manager, Forum 1999-2003.

Sara M. Morris           Vice President      Since 2004 Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                2004; Chief Financial Officer, The VIA Group, LLC
                                                        (strategic marketing company) 2000 - 2003.

Trudance L. Bakke        Treasurer           Since 2005 Product Manager, Citigroup since 2003; Senior
Born: August 11, 1971                                   Manager of Corporate Finance, Forum 1999 -2003.

David M. Whitaker        Secretary           Since 2004 Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                                 Counsel, PFPC Worldwide, Inc. (a fund services
                                                        company) 1999-2004.

B. TRUSTEE OWNERSHIP IN THE FUND AND IN FAMILY OF INVESTMENT COMPANIES

                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                  OWNERSHIP AS OF DECEMBER 31,
                                                                                  2004 IN ALL FUNDS OVERSEEN BY
                                       DOLLAR RANGE OF BENEFICIAL OWNERSHIP         TRUSTEE IN THE FAMILY OF
              TRUSTEES                  IN THE FUND AS OF DECEMBER 31, 2004           INVESTMENT COMPANIES
              --------                 -------------------------------------  -------------------------------------
INTERESTED TRUSTEES
John Y. Keffer                                         None                              $10,001-$50,000
INDEPENDENT TRUSTEES
Costas Azariadis                                       None                                   None
James C. Cheng                                         None                                   None
J. Michael Parish                                      None                               Over $100,000

C. OWNERSHIP OF SECURITIES OF ABSOLUTE AND RELATED COMPANIES

As of December 31, 2004, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of Absolute, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with Absolute, any Sub-Adviser or the distributor.

D. INFORMATION CONCERNING TRUST COMMITTEES

1. AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the twelve month period ended March 31, 2005, the Audit Committee met four times.

2. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the twelve month period ended March 31, 2005, the Nominating Committee did not meet.

3. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and the senior officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the twelve month period ended March 31, 2005, the Valuation Committee met twelve times.

4. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the twelve month period ended March 31, 2005, the Qualified Legal Compliance Committee did not meet.

5. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended March 31, 2005.

6. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees. The Compliance Committee oversees the Trust's Chief Compliance Officer ("CCO") and any compliance matters that arise and relate to the Trust. The Contracts Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended March 31, 2005.

E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $6,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following tables set forth fees to be paid to each Trustee by the Fund and the fund complex, which includes all series of the Trust and another investment company for which Citigroup provides services, for the Fund's initial fiscal year ending March 31, 2006.


                                                       TOTAL
                                                    COMPENSATION
                                 COMPENSATION FROM FROM TRUST AND
               TRUSTEE                 FUND         FUND COMPLEX
               -------           ----------------- --------------
               John Y. Keffer...      $1,995          $45,000
               Costas Azariadis.      $1,995          $45,000
               James C. Cheng...      $1,995          $45,000
               J. Michael Parish      $2,743          $61,000

F. INVESTMENT ADVISORS

1. OWNERSHIP OF ABSOLUTE AND SUB-ADVISERS

The following persons/entities control Absolute and each Sub-Adviser through equity interests.

 ADVISER                                CONTROLLING PERSONS/ENTITIES

 Absolute Investment Advisers LLC       None

 SUB-ADVISERS

 Aronson+Johnson+Ortiz, LP              Theodore R. Aronson

 Bernzott Capital Advisors              Kevin Bernzott

 Contravisory Research & Management
 Corp.                                  George E. Noonan

 Horizon Asset Management, Inc.         John Meditz

 Kinetics Asset Management, Inc.        None

SUB-ADVISERS
Loomis, Sayles & Company, L.P.    Sub-Adviser is a limited partnership whose
                                  general partner, Loomis, Sayles & Company,
                                  Inc., is a wholly-owned subsidiary of IXIS
                                  Asset Management Holdings, LLC ("IXIS
                                  Holdings"). IXIS Holdings is a wholly-owned subsidiary of IXIS Asset Management North
                                  America, L.P. ("IXIS N.A."). IXIS N.A. owns the entire limited partnership interest in the Sub-Adviser. IXIS N.A. is part of IXIS
                                  Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des
                                  Depot et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse
                                  Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large
                                  French life insurance company.

Metropolitan West Asset           Majority owned by employees
Management, LLC

Moody Aldrich Partners, LLC       Amory Aldrich and William Moody

Scout Investment Advisors, Inc.   UMB Bank, N.A and UMB Financial Corporation

SSI Investment Management, Inc.   John D. Gottfurcht and Amy Jo Gottfurcht

TT International Investment       Timothy A. Tacchu
Management

TWIN Capital Management, Inc.     Geoffrey Gerber

Yacktman Asset Management Co.     Donald Arthur Yacktman

2. INFORMATION REGARDING PORTFOLIO MANAGERS

OTHER ACCOUNTS UNDER MANAGEMENT Appendix B summarizes information provided by the Absolute and each Sub-Adviser regarding the number of other accounts managed by the Fund portfolio managers within the following categories and the total assets in the accounts as of February 28, 2005: registered investment companies, other pooled investment vehicles, and other accounts. The Fund portfolio managers do not own any shares of the Fund as the Fund had not commenced operations as of the date of this SAI.

CONFLICTS OF INTEREST Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts:

   The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Sub-Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

   If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

   With respect to securities transactions for clients, each Sub-Adviser determines which broker to use to execute each order. However, a Sub-Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Adviser has adopted procedures to help ensure best execution of all client transactions.

   Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

COMPENSATION

The following compensation information has been provided by Absolute and each Sub-Adviser:

ADVISER                           COMPENSATION

Absolute Investment Advisers LLC  Base cash salary; Cash % of Sub-Adviser profits. The base salary is fixed. The cash
                                  % of profits is based on equity
                                  participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts

SUB-ADVISERS

Aronson+Johnson+Ortiz, LP         Base cash salary; Cash bonus; Cash % of
                                  Sub-Adviser profits; Cash contribution to
                                  Simplified Employee Pension Plan ("SEPP").
                                  The base salary is fixed. The cash bonus is discretionary (e.g. based on merit, but not based on the investment performance or assets of the Fund or other advisory accounts). The cash % of Sub-Adviser profits is based on equity participation in the Sub-Adviser. The contribution to the SEPP is equal to 15% of base salary up to $205,000.

SUB-ADVISERS                      COMPENSATION

Bernzott Capital Advisors         Base cash salary; Cash bonus; Cash % of
                                  Sub-Adviser profits. The base salary is
                                  fixed. A certain percentage of the cash
                                  bonus is fixed and certain percentage is discretionary (e.g. based on merit, but not based on the investment performance or assets of the Fund or other advisory accounts). The cash % of profits is based on equity participation in the firm.

Contravisory Research &           Base cash salary; Cash bonus. The base
Management Corp.                  salary is fixed. The cash bonus with respect
                                  the Fund is discretionary (e.g. based on merit, but not based on the performance of the Fund). The portfolio manager may receive compensation incentives that are based on performance with respect to other private funds and/or accounts, but not the Fund.

Horizon Asset Management, Inc.    Cash % of Sub-Adviser profits. The cash % of
                                  profits is based on equity participation in the Sub-Adviser. No compensation arrangements are based on account performance.

Kinetics Asset Management, Inc.   Base cash salary; Cash bonus; Cash % of
                                  Sub-Adviser profits. The base salary is
                                  fixed. The cash bonus is discretionary (e.g.
                                  based on merit, but not based on the
                                  investment performance or assets of the Fund or other advisory accounts). The cash % of profits is based on equity participation in the Sub-Adviser.

SUB-ADVISERS                      COMPENSATION

Loomis, Sayles & Company, L.P.    Base cash salary; Cash bonus; Participation
                                  in retirement benefit plans; Cash % of
                                  Sub-Adviser profits. The base salary is
                                  fixed. The cash bonus is variable based on investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment (merit).
                                  Generally, mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation.

                                  Investment performance is measured by
                                  comparing the performance of the firm's
                                  institutional composite (pre-tax and net of fees and not including mutual funds) in the manager's style to the performance of an external benchmark and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. Investment performance is the primary component of total variable compensation, and generally represents at least 60% of the total for fixed income managers. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

                                  Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a cash contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

                                  Mr. Fuss also received fixed payments
                                  related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

SUB-ADVISERS                      COMPENSATION

Metropolitan West Asset           Base cash salary; Cash bonus; Cash % of
Management, LLC                   Sub-Adviser profits. The base salary is
                                  fixed. The cash bonus is discretionary (e.g.
                                  based on merit, but not based on the
                                  investment performance or assets of the Fund or other advisory accounts). The cash % of profits is based on equity participation in the Sub-Adviser.

Moody Aldrich Partners, LLC       Base cash salary; Cash % of Sub-Adviser
                                  profits. The base salary is fixed. The cash
                                  % of profits is based on equity
                                  participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

Scout Investment Advisors, Inc.   Base cash salary; Cash bonus; Cash % of
                                  profits. The base salary is fixed. 80% of the cash bonus is based on account performance and 20% of the bonus is based upon growth in the strategy's assets under management. Performance compensation is measured relative to the primary benchmark
                                  (Russell 2000) and peer group (as measured by the Lipper Small-Cap Core Fund Index) for
                                  1 and 3 year time periods. The cash % of profits relates to the ESOP and profit sharing plan of parent UMB Financial
                                  Corporation (UMBFC). Contributions to these plans are discretionary and determined by senior management of UMBFC.

SSI Investment Management, Inc.   Base cash salary; Cash bonus; Cash % of
                                  Sub-Adviser profits; Cash contribution to
                                  Retirement Benefit Plan. The base salary is fixed. The cash bonus is discretionary (e.g.
                                  based on merit, but not based on the
                                  investment performance or assets of the Fund or other advisory accounts). The cash % of profits is based on equity participation in the Sub-Adviser through an Incentive Stock
                                  Option Program (participate is at the
                                  direction of Sub-Adviser's Board of
                                  Directors). Cash contribution to the
                                  Retirement Plan is equal to a % of the base salary and may vary based on Sub-Adviser's overall performance. Although compensation is not directly tied to account performance, each portfolio manager's annual performance review compares individual performance to a model of portfolio and to investment sector performance.

SUB-ADVISERS                      COMPENSATION

TT International Investment       Portfolio manager is a partner of the
Management                        Sub-Adviser. As part owner of the
                                  Sub-Adviser, he receives a % of the profits and losses in accordance with his % of ownership in shares of the Sub-Adviser. The
                                  Portfolio Manager is compensated based on the Sub-Adviser's overall profitability.
                                  Typically, Portfolio Managers with larger shares of ownership receive only a share of the Sub-Adviser's profits. Portfolio
                                  Managers with smaller percentage of shares typically receive a guaranteed minimum profits shares sometimes payable monthly and always subject to claw back at the end of the year depending on the Sub-Adviser's overall profitability. There are no firm-sponsored retirement plans and no bonus payments.

TWIN Capital Management, Inc.     Base cash salary; Cash Bonus; Cash % of
                                  Sub-Adviser profits. The Base Salary is
                                  fixed. The Cash Bonus is discretionary (e.g.
                                  based on merit, but not based on the
                                  investment performance or assets of the Fund or other advisory accounts). The Cash % of profits is based on equity participation in the firm.

Yacktman Asset Management Co.     Base cash salary; Cash % of Sub-Adviser
                                  profits. The base salary is fixed. The cash
                                  % of profits is based on equity
                                  participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

4. FEES

Absolute receives a fee at an annual rate of 1.60% of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. Absolute's fee is paid monthly based on average net assets for the prior month. The Sub-Adviser's fee is calculated as a percentage of the Fund's average daily net assets but is paid by Absolute and not the Fund.

In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with Absolute with assets invested in the Fund, Absolute will credit an amount equal to all or a portion of the fees received by Absolute against any investment management fee received from you.

Table 1 in Appendix C shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

5. OTHER PROVISIONS OF ADVISORY AGREEMENT

Absolute is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by Absolute on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

The Advisory Agreement contemplates that Absolute will pay 0.10% of the annual advisory fee it receives from the Fund to Lipper Inc. as compensation for providing strategic portfolio analysis for the Fund ("Consulting Services"). The Advisory Agreement states that Absolute's fee will be reduced by 0.10% should Absolute cease to use Lipper Inc. or another party to provide Consulting Services for the Fund.

G. DISTRIBUTOR

1. DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of The National Association of Securities Dealers, Inc.

Under a distribution agreement (the "Distribution Agreement") with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund.


The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions the sales charge paid by the purchasers of A Shares.

Table 2 in Appendix C shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

2. DISTRIBUTION PLAN (A AND C SHARES)

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A and C Shares, which provides for payment to the Distributor of a Rule 12b-1 fee at the annual rate of up to 0.35% of the average daily net assets of the A Shares and 1.00% of the average daily net assets of the C Shares as compensation for the Distributor's services. Although the plan provides for payments of up to 0.35% on class A shares, the Board, however, currently limits payments on class A shares to 0.25% of average daily net assets.

The Plan provides that the Distributor may incur expenses for activities including, but not limited to, (1) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions, including Absolute, for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer of institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of A Shares and C Shares to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Independent Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate the Distributor for its services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Independent Trustees. The Plan may be terminated with respect to a class at any time by a majority of the Independent Trustees, or by a majority of the outstanding voting securities of that class.

Table 3 in Appendix C shows the dollar amount of fees paid to the Distributor or its agents under the Plan, the amount of fees waived by the Distributor or its agents, and the actual fees retained by the Distributor and its agents under the Plan. The data provided are for the past year.

3. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust, the Distributor provides a Chief Compliance Officer ("CCO"), subject to approval by the Board, to the Trust as well as certain additional compliance support functions ("Compliance Services"). Under the Compliance Agreement, the Distributor receives an annual fee from the Fund of $12,500 plus $1,500 per Sub-Adviser and a fee of 0.01% on the first $100 million of the Fund's average daily net assets and 0.05% thereafter. Subject to a $5,000 annual minimum. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor directly for Compliance Services rendered to the Trust any fees generated under the Compliance Agreement for Compliance Services rendered to the Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to

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CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix C shows the dollar amount of the fees paid to the Distributor, the amount of the fee waived by the Distributor, and the actual fees retained by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

H. OTHER FUND SERVICE PROVIDERS

1. ADMINISTRATOR

As administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

The Fund pays Citigroup a bundled fee for administration, custody, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $500 million in Fund assets (0.05% on Fund assets in excess of $500 million. The base fee is subject to an annual minimum of $118,000. The Fund also pays Citigroup certain custody transaction charges and shareholder account fees.

Table 5 in Appendix C shows the dollar amount of the fees paid to Citigroup, the amount of the fee waived by Citigroup, and the actual fees retained by Citigroup. The data is for the past three fiscal years.

2. FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust, the Accountant provides fund accounting services to the Fund including calculation of the Fund's NAV.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and

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without penalty by the Trust or by the Accountant with respect to the Fund on
90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

The Fund pays Citigroup a bundled fee for administration, custody, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $500 million in Fund assets (0.05% on Fund assets in excess of $500 million. The base fee is subject to an annual minimum of $118,000. The Fund also pays Citigroup certain custody transaction charges and shareholder account fees.

Table 5 in Appendix C shows the dollar amount of the fees paid to Citigroup, the amount of the fee waived by Citigroup, and the actual fees retained by Citigroup. The data is for the past three fiscal years.

3. TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4. CUSTODIAN

Citibank, N.A. is the Fund's custodian and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The custodian is located at 388 Greenwich Street, New York, New York 10013.

5. LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue NW, Suite 200, Washington D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, 14/th/ Floor, Boston, Massachusetts, 02116-5022, an independent registered public accounting firm, has been selected as auditor for the Fund. The auditor audits the annual financial statements of the Fund and provides the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.

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4. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Sub-Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Sub-Adviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID

Table 6 in Appendix C shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or Sub-Adviser. The data presented are for the past three fiscal years.

C. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

Absolute or a Sub-Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of Absolute or Sub-Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by a Sub-Adviser or Absolute in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

D. CHOOSING BROKER-DEALERS

Absolute and each Sub-Adviser seeks "best execution" for all portfolio transactions. This means that Absolute or a Sub-Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, Absolute or a Sub-Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. Absolute or a Sub-Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

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

Absolute or a Sub-Adviser may also give consideration to brokerage and research services furnished by brokers to Absolute or the Sub-Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment Absolute's or a Sub-Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of Absolute's or a Sub-Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. Absolute's or a Sub-Adviser's fees are not reduced by reason of Absolute's or Sub-Adviser's receipt of research services. Since most of Absolute's or a Sub-Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since Absolute or Sub-Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit Absolute's or Sub-Adviser's clients and the Fund's investors.

Table 7 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

F. COUNTERPARTY RISK

Absolute or a Sub-Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. TRANSACTIONS THROUGH AFFILIATES

Absolute or a Sub-Adviser may effect transactions through affiliates of Absolute or Sub-Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. OTHER ACCOUNTS OF THE ADVISER OR SUB-ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Sub-Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute's or a Sub-Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Sub-Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

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J. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix C lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC.

K. PORTFOLIO HOLDINGS


Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC. Portfolio holdings as of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Absolute makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through Absolute's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center. This information is released within 15 after days after the quarter end.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. Absolute, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as any proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelly) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to Absolute or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Absolute's, the Administrator's and the Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings.


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The Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.


The Fund's portfolio holdings disclosure policy is reviewed by the Board from time to time. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of Absolute, the Distributor or any of their affiliates will be reported to the Board for appropriate action.


There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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5. PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

Each Fund class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class thereof are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund class may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In Absolute's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund and/or its agents.


If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.


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Absolute may enter into arrangements with Financial Institutions. Absolute may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Absolute or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

Absolute may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions.

The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered. Absolute compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by Absolute. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares.

Marketing support payments are not expected, with certain limited exceptions, to exceed 0.10% of the average net assets of Absolute's mutual funds attributable to that dealer, estimated on an annual basis over a five year time period. Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.10% of the total assets in the Absolute mutual funds, estimated on an annual basis over a five year time period. In addition, Absolute may make one-time or annual payments to select Financial Institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Absolute's mutual funds on the Financial Institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such Financial Institution on an annual basis to exceed the amounts set forth above. Separately, Absolute may enter into one or more arrangements with third-party marketing firms. Absolute anticipates that compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments.

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From time to time, Absolute, at its expense, may provide additional compensation to Financial Institutions which sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Absolute may include financial assistance to Financial Institutions that enable Absolute to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.

C. ADDITIONAL REDEMPTION INFORMATION

You may redeem Fund class shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. SUSPENSION OF RIGHT OF REDEMPTION


The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.


2. REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

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3. NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

4. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is March 31 (the same as the Fund's fiscal year end).

1. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

  . The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
  . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.
  . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

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

G. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I. FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

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

7. OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

 Absolute Strategies Fund/(1)/                Fountainhead Special Value Fund
 Adams Harkness Small Cap Growth Fund         Golden Large Core Value Fund/(5)/
 Austin Global Equity Fund                    Golden Small Core Value Fund/(5)/
 Auxier Focus Fund/(2)/                       Investors Bond Fund
 Brown Advisory Growth Equity Fund/(3)/       Jordan Opportunity Fund
 Brown Advisory Intermediate Income Fund/(4)/ Mastrapasqua Growth Fund
 Brown Advisory International Fund/(3)/       Merk Hard Currency Fund/(5)/
 Brown Advisory Maryland Bond Fund/(3)/       Payson Total Return Fund
 Brown Advisory Real Estate Fund/(3)/         Payson Value Fund
 Brown Advisory Opportunity Fund/(4)/         Polaris Global Value Fund
 Brown Advisory Small-Cap Growth Fund/(4)/    Shaker Fund/(6)/
 Brown Advisory Small-Cap Value Fund          SteepleView Fund
 Brown Advisory Value Equity Fund/(3)/        Winslow Green Growth Fund
 DF Dent Premier Growth Fund
 Dover Responsibility Fund/(1)/

--------
/(1)/The Trust offers shares of beneficial interest in an Institutional, A and
     C class of this series.
/(2)/The Trust offers shares of beneficial interest in an Investor, A and C class of this series.
/(3)/The Trust offers shares of beneficial interest in an Institutional class of this series.
/(4)/The Trust offers shares of beneficial interest in an Institutional and A class of this series.
/(5)/The Trust offers shares of beneficial interest in an Institutional and
     Investor classes of this series.
/(6)/The Trust offers shares of beneficial interest in Intermediary, A, B and C classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

2. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. FUND OWNERSHIP

As of April 15, 2005, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 9 in Appendix C.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 15, 2005, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

                 NAME OF                       PERCENTAGE OF
                 SHAREHOLDER                 FUND SHARES OWNED
                 -----------                 -----------------
                 Foreside Fund Services, LLC        100%
                 Two Portland Square
                 Portland, Maine 04101

Foreside Fund Services, LLC, the Fund's distributor and Delaware limited liability company, is not expected to continue to control the Fund after its public offering. The Distributor is controlled by Foreside Solutions, LLC and RJB, LLC which are in turn controlled by Carl A. bright and Richard J. Berthy, respectively.

C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust, Absolute and each Sub-Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 will be available on or after August 31, 2005 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or
(888) 99-ABSOLUTE and (2) on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the period ended June 30, 2005 will also be available on the Fund's website at www.absolutestrategiesfund.com upon completion of its construction.

E. CODE OF ETHICS

The Trust, Absolute, each Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Absolute, each Sub-Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1. MOODY'S INVESTORS SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC     An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.     FITCH

       INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

       SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

Aaa An issue that is rated "Aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,
CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C      A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         .   Leading market positions in well-established industries.

         .   High rates of return on funds employed.

         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not
Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                                                            COMBINED
                                                            ASSETS OF                                  COMBINED
                                                              OTHER                                    ASSETS OF
                                   # OF OTHER    COMBINED  REGISTERED           # OF OTHER               OTHER
                                   REGISTERED   ASSETS OF  INVESTMENT             POOLED    COMBINED    POOLED
                       # OF OTHER  INVESTMENT     OTHER     COMPANIES    # OF    VEHICLES   ASSETS OF  VEHICLES
                       REGISTERED   COMPANIES   REGISTERED  SERVICED    OTHER    SERVICED     OTHER    SERVICED     # OF
                       INVESTMENT SERVICED WITH INVESTMENT    WITH      POOLED     WITH      POOLED      WITH      OTHER
      PORTFOLIO        COMPANIES   PERFORMANCE  COMPANIES  PERFORMANCE VEHICLES PERFORMANCE VEHICLES  PERFORMANCE ACCOUNTS
       MANAGER          SERVICED    BASED FEE    SERVICED   BASED FEE  SERVICED  BASED FEE  SERVICED   BASED FEE  SERVICED
      ---------        ---------- ------------- ---------- ----------- -------- ----------- --------- ----------- --------
ABSOLUTE INVESTMENT
  ADVISERS LLC
Compson...............      0           0         $   0       $   0        0         0        $   0      $   0        0
Petro.................      0           0         $   0       $   0        0         0        $   0      $   0        1
ARONSON+JOHNSON+ORTIZ,
  LP
Aronson...............     12           3         $3.3B       $145M       21         4        $3.7B      $393M       76
Johnson...............     12           3         $3.3B       $145M       21         4        $3.7B      $393M       76
Ortiz.................     12           3         $3.3B       $145M       21         4        $3.7B      $393M       76
Moore.................     12           3         $3.3B       $145M       21         4        $3.7B      $393M       76
BERNZOTT CAPITAL
  ADVISORS
Banks.................
                            0           0         $   0       $   0        0         0        $   0      $   0       73
Bernzott..............      0           0         $   0       $   0        0         0        $   0      $   0       92
CONTRAVISORY
  RESEARCH &
  MANAGEMENT CORP.
E. Noonan.............      0           0             0           0        1         1        $ 60M      $ 60M      150
P. Noonan.............      0           0             0           0        1         1        $ 60M      $ 60M      150
W. Noonan.............      0           0             0           0        1         1        $ 60M      $ 60M      150
HORIZON ASSET
  MANAGEMENT, INC.
Stahl.................      3           0         $824M       $   0        2         2        $1.4B      $1.4B        6
KINETICS ASSET
  MANAGEMENT, INC.
Doyle.................      8           0         $900M       $   0        2         2        $1.4B      $1.4B       30
Stahl.................      3           0         $824M       $   0        2         2        $1.4B      $1.4B        6
LOOMIS, SAYLES &
  COMPANY L.P.
Fuss, D...............     11           0         $6.2B       $   0        4         0        $196M      $   0       85
Kaseta, S.............      3           0         $591M       $   0        6         0        $1.9B      $   0       41
Hyll, J...............      5           0         $230M       $   0        0         0        $   0      $   0       44
Rowe, C...............      5           0         $234M       $   0        0         0        $   0      $   0       49


                                              COMBINED
                                              ASSETS OF
                       # OF OTHER               OTHER
                        ACCOUNTS   COMBINED   ACCOUNTS
                        SERVICED   ASSETS OF  SERVICED
                          WITH       OTHER      WITH
      PORTFOLIO        PERFORMANCE ACCOUNTS  PERFORMANCE
       MANAGER          BASED FEE  SERVICED   BASED FEE
      ---------        ----------- --------- -----------
ABSOLUTE INVESTMENT
  ADVISERS LLC
Compson...............      0       $    0      $   0
Petro.................      1       $  10M      $ 10M
ARONSON+JOHNSON+ORTIZ,
  LP
Aronson...............     34       $12.8B      $3.3B
Johnson...............     34       $12.8B      $3.3B
Ortiz.................     34       $12.8B      $3.3B
Moore.................     34       $12.8B      $3.3B
BERNZOTT CAPITAL
  ADVISORS
Banks.................              $  116
                            0            M      $   0
Bernzott..............      0       $  45M      $   0
CONTRAVISORY
  RESEARCH &
  MANAGEMENT CORP.
E. Noonan.............      0       $ 260M      $   0
P. Noonan.............      0       $ 260M      $   0
W. Noonan.............      0       $ 260M      $   0
HORIZON ASSET
  MANAGEMENT, INC.
Stahl.................      0       $ 600M      $   0
KINETICS ASSET
  MANAGEMENT, INC.
Doyle.................      0       $  25M      $   0
Stahl.................      0       $ 600M      $   0
LOOMIS, SAYLES &
  COMPANY L.P.
Fuss, D...............      5       $ 8.9B      $1.3B
Kaseta, S.............      0       $ 3.9B      $   0
Hyll, J...............      0       $ 5.9B      $   0
Rowe, C...............      0       $1.4.B      $   0

                                                      COMBINED                                    COMBINED
                                                      ASSETS OF                                   ASSETS OF
                            # OF OTHER    COMBINED      OTHER              # OF OTHER               OTHER
                            REGISTERED   ASSETS OF   REGISTERED              POOLED    COMBINED    POOLED             # OF OTHER
                # OF OTHER  INVESTMENT     OTHER     INVESTMENT     # OF    VEHICLES   ASSETS OF  VEHICLES             ACCOUNTS
                REGISTERED   COMPANIES   REGISTERED   COMPANIES    OTHER    SERVICED     OTHER    SERVICED     # OF    SERVICED
                INVESTMENT SERVICED WITH INVESTMENT SERVICED WITH  POOLED     WITH      POOLED      WITH      OTHER      WITH
   PORTFOLIO    COMPANIES   PERFORMANCE  COMPANIES   PERFORMANCE  VEHICLES PERFORMANCE VEHICLES  PERFORMANCE ACCOUNTS PERFORMANCE
    MANAGER      SERVICED    BASED FEE    SERVICED    BASED FEE   SERVICED  BASED FEE  SERVICED   BASED FEE  SERVICED  BASED FEE
   ---------    ---------- ------------- ---------- ------------- -------- ----------- --------- ----------- -------- -----------
METROPOLITAN
  WEST ASSET
  MANAGEMENT,
  LLC
Barker.........     5            2         $2.6B        $335M        0          0        $   0      $   0      147        18
Kane...........     5            2         $2.6B        $335M        0          0        $   0      $   0      147        18
Landmann.......     5            2         $2.6B        $335M        1          1        $ 40M      $ 40M      147        18
Rivelle........     5            2         $2.6B        $335M        0          0        $   0      $   0      147        18
MOODY
  ALDRICH
  PARTNERS,
  LLC
Aldrich........     0            0         $   0        $   0        0          0        $   0      $   0       15         0
Moody..........     0            0         $   0        $   0        1          0        $  2M      $   0       11         0
Pierre.........     0            0         $   0        $   0        1          0        $ 16M      $   0       28         0
SCOUT
  INVESTMENT
  ADVISORS,
  INC.
Bagby..........     1            0         $250M        $   0        0          0        $   0      $   0       28         0
SSI
  INVESTMENT
  MANAGEMENT,
  INC.
Douglas........     1            0         $ 63M        $   0        4          1        $177M      $ 29M       71         9
Raguse.........     1            0         $ 63M        $   0        4          1        $177M      $ 29M       71         9
Rosenfelder....     1            0         $ 63M        $   0        4          1        $177M      $ 29M       71         9
Ruiz...........     1            0         $ 63M        $   0        4          1        $177M      $ 29M       71         9
TT
  INTERNATIONAL
  INVESTMENT
  MANAGEMENT
Smith..........     0            0         $   0        $   0        2          0        $ 76M      $   0       15         2
TWIN CAPITAL
  MANAGEMENT,
  INC.
Erfort.........     1            0         $ 12M        $   0        4          2        $4.8M      $2.8M       22         6
Gerber.........     1            0         $ 12M        $   0        4          2        $4.8M      $2.8M       22         6
YACKTMAN
  ASSET
  MANAGEMENT
  COMPANY
D. Yacktman....     2            0         $492M        $   0        1          0        $351M      $   0       49         0
S. Yacktman....     2            0         $492M        $   0        1          0        $351M      $   0       26         0

                           COMBINED
                           ASSETS OF
                             OTHER
                COMBINED   ACCOUNTS
                ASSETS OF  SERVICED
                  OTHER      WITH
   PORTFOLIO    ACCOUNTS  PERFORMANCE
    MANAGER     SERVICED   BASED FEE
   ---------    --------- -----------
METROPOLITAN
  WEST ASSET
  MANAGEMENT,
  LLC
Barker.........   $9.7B      $1.5B
Kane...........   $9.7B      $1.5B
Landmann.......   $9.7B      $1.5B
Rivelle........   $9.7B      $1.5B
MOODY
  ALDRICH
  PARTNERS,
  LLC
Aldrich........   $ 76M      $   0
Moody..........   $ 36M      $   0
Pierre.........   $125M      $   0
SCOUT
  INVESTMENT
  ADVISORS,
  INC.
Bagby..........   $ 30M      $   0
SSI
  INVESTMENT
  MANAGEMENT,
  INC.
Douglas........   $1.4B      $623M
Raguse.........   $1.4B      $623M
Rosenfelder....   $1.4B      $623M
Ruiz...........   $1.4B      $623M
TT
  INTERNATIONAL
  INVESTMENT
  MANAGEMENT
Smith..........   $2.8B      $1.6B
TWIN CAPITAL
  MANAGEMENT,
  INC.
Erfort.........   $380M      $ 34M
Gerber.........   $380M      $ 34M
YACKTMAN
  ASSET
  MANAGEMENT
  COMPANY
D. Yacktman....   $125M      $   0
S. Yacktman....   $ 53M      $   0

APPENDIX C - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to Absolute by the Fund, the amount of fee that was waived by Absolute, if any, and the actual fees retained by Absolute.

                                   ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                     PAYABLE       WAIVED      RETAINED
                    -              ------------ ------------ ------------
       Period Ended March 31, 2006     TBA          TBA          TBA

TABLE 2 - SALES CHARGES (A AND C SHARES ONLY)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A and C Shares.

                                 AGGREGATE SALES SALES CHARGE SALES CHARGE
                                     CHARGE        RETAINED    REALLOWED
                  -              --------------- ------------ ------------
     A SHARES
     Period Ended March 31, 2006       TBA           TBA          TBA
     C SHARES
     Period Ended March 31, 2006       TBD           TBD          TBD

TABLE 3 - RULE 12B-1 DISTRIBUTION FEES (A AND C SHARES ONLY)

The following table shows the dollar amount of fees paid to the Distributor by the Fund pursuant to the Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees retained by the Distributor.

                                         PLAN FEE PLAN FEE PLAN FEE
                                          CHARGE  RETAINED RETAINED
                          -              -------- -------- --------
             A SHARES
             Period Ended March 31, 2006   TBA      TBA      TBA
             C SHARES
             Period Ended March 31, 2006   TBD      TBD      TBD

TABLE 4 - COMPLIANCE FEES


The following table shows the dollar amount of fees paid to the Distributor, the amount of the fee that was waived by the Distributor, and the actual fee retained by the Distributor.


                                    COMPLIANCE  COMPLIANCE  COMPLIANCE
                                    FEE PAYABLE FEE WAIVED FEE RETAINED
                                    ----------- ---------- ------------
        Period Ended March 31, 2006     TBA        TBA         TBA

TABLE 5 - CITIGROUP FEES

The following table shows the dollar amount of fees paid to Citigroup, the amount of fee that was waived by Citigroup, and the actual fees received by Citigroup.

                                ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                 FEE PAYABLE     FEE WAIVED    FEE RETAINED
                                -------------- -------------- --------------
    Period Ended March 31, 2006      TBA            TBA            TBA

TABLE 6 - COMMISSIONS

The following table shows the brokerage commissions of the Fund.

                                             TOTAL             % OF        % OF PRINCIPAL
                                           BROKERAGE        BROKERAGE         VALUE OF
                                          COMMISSIONS      COMMISSIONS      TRANSACTIONS
                               TOTAL     ($) PAID TO AN     PAID TO AN     EXECUTED BY AN
                             BROKERAGE  AFFILIATE OF THE AFFILIATE OF THE AFFILIATE OF THE
                            COMMISSIONS     FUND OR          FUND OR          FUND OR
                                ($)         ADVISER          ADVISER          ADVISER
                            ----------- ---------------- ---------------- ----------------

Period Ended March 31, 2006                   TBA              TBA              TBA

TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                                                             AMOUNT OF
                                                            COMMISSIONS
                                     BROKER AMOUNT DIRECTED  GENERATED
                                     ------ --------------- -----------
         Period Ended March 31, 2006  TBA         TBA           TBA

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER OR DEALER VALUE HELD
------------------------ ----------
          TBA               TBA

TABLE 9 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of April 15, 2005:

NAME AND ADDRESS            % OF FUND
----------------            ---------
Foreside Fund Services, LLC    100%

APPENDIX D - PROXY VOTING PROCEDURES

                                  FORUM FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a "proxy voting service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The Proxy Manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1)USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
          (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2)INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3)ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1)Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2)Appointment of Auditors. Management recommendations will generally be supported.

       (3)Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) Non-Routine Matters

       (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

       (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

--------------------------------------------------------------------------------
Appendix E - ADVISER/SUB-ADVISER PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                        ABSOLUTE INVESTMENT ADVISERS LLC
                      PROXY VOTING PROCEDURES AND POLICIES
                       REGARDING ABSOLUTE STRATEGIES FUND

                              As of March 24, 2005

I. GENERAL STATEMENT

     Absolute Investment Advisers LLC (the "Adviser") has discretion to vote the proxies received by Absolute Strategies Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

     In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

     The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

     The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     A. Copies of the proxy voting procedures and policies, and any amendments thereto.

     B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     C. A record of each vote that the Adviser casts.

     D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

     E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

     A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

     B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

                                                           PROXY VOTING POLICIES

OVERVIEW
ARONSON+JOHNSON+ORTIZ, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.

RECORD-KEEPING
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

cMAX                                                                 Page 2 of 4

Proxy Voting

Although the Adviser's Act does not require that investment advisers enter into written agreements with their advisory clients, most investment advisers do utilize written agreements so that their expectations and those of their clients are clear. The general content and nature of these written agreements will be outlined in this chapter.

Once a written agreement is created, it must be maintained as mandated by the Adviser's Act Rule 204-2 book and record requirements. Furthermore, any written agreement in use may be subject to certain restrictions by states and other jurisdictions.

Cust Contracts

If the adviser elects to utilize written agreements with its customers, the agreements should discuss at a minimum:

     . the services to be provided,
     . fees to be charged and how they will be assessed (i.e., quarterly in advance or arrears),
     . whether discretion or no discretion is granted to the investment adviser, . arbitration or other dispute resolution methods, . receipt of Form ADV,
     Part II or brochure in lieu of, . the adviser's proxy voting policies . conditions of account or service termination and . assignment clauses.

Inappropriate in a written agreement would be any statement that is false, misleading or untrue, a condition or term inconsistent with the adviser's disclosure brochure (ADV Part II), a hedge clause (any clause that relieves the adviser from liability for management of the account), and/or any term that is inconsistent with the adviser's actual practices.

The adviser shall note that some states require specific language. Investment advisers would be wise to consult their state laws in this area.

Section 205 of the Adviser's Act requires the following be kept in mind when creating an advisory agreement:

     . Section 205(a)(1) prohibits fees based on capital gains or capital appreciation of client accounts (there is some relief offered by Rule 205-3, which addresses performance based fees)
     . Section 205(a)(2) requires client consent for the assignment of an advisory agreement.
     . Section 205(a)(3) requires investment advisers which are partnerships to notify the other party to a contract of any partnership membership change within a reasonable amount of time after such change.

Content

In 2003, the SEC adopted a new rule and rule amendments under the Investment Adviser's Act that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies.

The new rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the investment adviser has voted their proxies. The rule amendments also require investment advisers to maintain certain records
cMAX                                                                 Page 3 of 4

relating to proxy voting. The rule and rule amendments are designed to ensure that investment advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

Under rule 206(4)-6, investment advisers that exercise voting authority with respect to client securities must adopt proxy voting policies and procedures. The policies and procedures must be in writing. They must be reasonably designed to ensure that the investment adviser votes in the best interest of clients. And they must describe how the investment adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

The Firm's proxy voting policies and procedures should be designed to enable the firm to resolve material conflicts of interest with its clients before voting their proxies.

A. Voting Client Proxies

The duty of care requires an investment adviser with voting authority to monitor corporate actions and vote client proxies.

B. Resolving Conflicts of Interest

An investment adviser's policies and procedures under the rule must also address how the investment adviser resolves material conflicts of interest with its clients.

C. Disclose How to Obtain Voting Information

Rule 206(4)-6 requires investment advisers to disclose to clients how they can obtain information from the investment adviser on how their securities were voted.

D. Describe Policies and Procedures

Rule 206(4)-6 also requires investment advisers to describe their proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.

To ensure that applicable regulatory standards are met in the adviser's customer agreements and contracts, it is required that any contract in use be first submitted to the Compliance Officer for review and approval. It can be anticipated that the use of specialized or unique contracts or agreements will be prohibited. Accordingly associated persons are cautioned that any and all changes, edits, amendments or other variations to the adviser's approved contracts and agreements must be subject to the prior approval of the Compliance Officer.

If the adviser votes proxies on its customer's behalf, its voting practices will be disclosed in the customer agreement. Proxy Voting Policies & Procedures.

First and foremost, all proxy voting must be carried out with the best interests of the firm's clients in mind. Proxies must be voted by or at the direction of the Compliance Officer.

If a client account is subject to the Employee Retirement Security Act of 1974 ("ERISA") decisions on voting of proxies for the securities in the portfolio will be made by the Compliance Officer unless specifically reserved to the trustee of the client's account or a named fiduciary of the client's account.

If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by the Compliance Officer unless the client specifically directs otherwise.

The Compliance Officer will always vote proxies in the best economic interest of the client.

The adviser has informed any ERISA plan sponsors and its trustees, bank custodians, and broker-dealer custodians of the requirement that all proxies be forwarded to the firm.

cMAX                                                                 Page 4 of 4

Upon request, either written or verbal, we will disclose to clients the actual proxy votes cast on the client's behalf. The firm will disseminate this information in hard copy, either via email (.pdf format), fax, or mail.

Upon request, either written or verbal, we will provide clients with a copy of these policies and procedures, either via email (.pdf format), fax, or mail.

All proxy-related records must be maintained for five years, at the principal place of business for at least the first two and optionally at an off-site storage facility for the remaining three years. The following documents must and will be retained by Bernzott Capital Advisors Inc.: (i) proxy voting policies and procedures; (ii) records of votes cast on behalf of clients; (iii) records of client requests for proxy voting information and our response, and (iv) any documents we prepared that were material to making a decision how to vote, or that memorialized the basis for the decision.

Comments

--------------------------------------------------------------------------------
1 - The individual named below is responsible for oversight of the firm's Insider Trading requirements. Questions regarding the adviser's customer agreements and contracts shall be directed to the individual named below.

The Compliance Officer is charged with responsibility for ensuring that our contracts and agreements meet applicable regulatory standards. The Compliance Officer assumed this responsibility at firm inception in 1994.

--------------------------------------------------------------------------------
2 - In addition to the background provided above, the adviser has implemented the following specific procedures to achieve compliance with its procedures regarding customer agreements.

To ensure that employees of the advisor utilize agreements and contracts that meet applicable regulatory standards: employees will be provided with pre-approved contracts and agreements for use in customer relationships. No variations of the agreements are permitted unless the prior written approval of the Compliance Officer has been obtained. Employees are prohibited from utilizing written contracts and agreements except as approved in writing in advance by the Compliance Officer. Employees are required to obtain valid client signatures wherever required on all customer agreements and contracts.

--------------------------------------------------------------------------------
3 - The policy(ies) and procedure(s) associated with this section should be carried out according to the following schedule.

It is the responsibility of each employee to ensure that approved contracts are utilized. The Compliance Officer shall review compliance with the procedures in this section periodically.

--------------------------------------------------------------------------------
4 - The following documents are required to demonstrate compliance.

Evidence of compliance with the advisor's requirements for customer agreements will be retained in completed forms found in our electronic files.

                                                                      APPENDIX M

                       PROXY VOTING POLICY AND PROCEDURES

                             Adopted October 5, 2004


I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

     o    Keep a record of each proxy received;

     o Forward the proxy to the portfolio manager or other person who makes the voting decision in the firm (hereafter referred to as "portfolio manager");

     o Determine which accounts managed by the Adviser hold the security to which the proxy relates;

     o Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

     o Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for competing the proxy and mailing the proxy in a timely and appropriate manner.

     o The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

  In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

     o Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     o Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

     o whether the proposal was recommended by management and the Adviser's opinion of management;

     o    whether the proposal acts to entrench existing management; and

     o whether the proposal fairly compensates management for past and future performance.

IV       CONFLICTS OF INTEREST

     1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

     2. If a material conflict exits, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V. DISCLOSURE

     1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client's proxy.

     2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     o Copies of this proxy voting policy and procedures, and any amendments thereto.

     o A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.1

--------
1 The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

     o    A record of each vote that the Adviser casts. 2

     o A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

     o A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

--------
2 The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

                     HORIZON ASSET MANAGEMENT SERVICES, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND OVERVIEW

     Horizon Asset Management Services, LLC, ("HAMS") has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. As an investment adviser, HAMS analyzes the proxy statements of issuers whose stock is owned by its institutional and private clients who have requested that HAMS be involved in the proxy process. The fundamental guideline followed by HAMS in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its clients/beneficiaries and the value of the investment.

     One of the key factors HAMS considers when determining the desirability of investing in a particular company is the quality and depth of it management. With this in mind, these Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, HAMS believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where it is found to be not in the best interests of their client, and HAMS may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

II. ADMINISTRATION

     Proxy Voting. Proxy voting authority rests with (1) the primary portfolio manager, or in his/her absence, and (2) the Chief Investment Officer for each private client account. In evaluating issues, the portfolio manager or Chief Investment Officer may consider information from many sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services.

     Proxy Administrator. HAMS designates Andrew Fishman, Esq., its Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all proxy matters are communicated to the portfolio managers and Chief Investment Officer for consideration. The Proxy Administrator will then vote the proxies consistent with the instructions by a portfolio manager or Chief Investment Officer. In addition, the Proxy Administrator shall be responsible for establishing positions with respect to corporate governance and other proxy issues. The Proxy Administrator also reviews questions and responds to inquiries from clients pertaining to proxy issues and corporate responsibility.

     Conflicts of Interest

     Occasionally, HAMS may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where HAMS perceives a material conflict of interest, HAMS may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. Under normal circumstances, if a conflict is determined not to be material, HAMS will vote the proxy in accordance with this policy. The method selected by HAMS to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirement of applicable law. In all such cases, HAMS will take steps designed to ensure that the decision to vote the proxies was based on the client's best interest and was not a product of the conflict.

III. REPORTING AND RECORD RETENTION

     HAMS will maintain the following records relating to proxy votes cast under these policies and procedures:

     I.   A copy of these policies and procedures.

     II. A copy of each proxy statement HAMS receives regarding client securities.

     III. Records of each vote cast by HAMS on behalf of a client including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether HAMS cast its vote on the matter; (viii) how HAMS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether HAMS cast its vote for or against management.

     IV. A copy of any document created by the Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for the decision.

     V. A copy of each written client request for proxy voting information and a copy of any written response by HAMS.

     The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

IV. PROXY VOTING GUIDELINES.

     The following are our Proxy Voting Guidelines (the "Guidelines"). It is intended that the Guidelines will be applied with a measure of flexibility. It is anticipated that most votes will be consistent with the Guidelines. However, a portfolio manager or Chief Investment Officer may occasionally take an independent view on certain issues and vote differently then the Guidelines. For proxy votes inconsistent with the Guidelines, the Proxy Administrator will review all such proxy votes in order to determine whether the voting rationale appears reasonable. There may also be issues listed on a proxy ballot that are not covered by the Guidelines. In those instances, the portfolio manager or Chief Investment Officer shall consult with the Proxy Administrator and will then vote the proxy in his/her best judgment.

     1. Operational Items.

          Adjourn Annual Meeting. We generally vote AGAINST proposals to provide management with the authority to adjourn an annual meeting absent compelling reasons. We will, however, generally for FOR proposals to change the date, time or location of an annual meeting unless unreasonable.

          Amend Bylaws (minor changes). We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

          Change Company Name. We vote FOR proposals to change the corporate name.

          Ratifying Auditors. We for FOR proposals to ratify auditors unless there is reason to do so would not be in the best interest of shareholders.

     2. Board of Directors.

          Voting on Director Nominees. Votes for director nominees will generally be voted FOR unless, on a case-by-case basis, a portfolio manager believes it would be not in the best interests of shareholders.

          Age Limits. We vote AGAINST proposals to impose a mandatory retirement age for outside or interested directors.

          Board Size. We vote FOR proposals seeking to fix the board size or designate a range for the board size. We vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

          Cumulative Voting. We vote these issues on a case-by-case basis relative to the company's other governance provisions.

          Director and Officer Indemnification. We vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. We vote other indemnification issues on a case-by-case basis, using the Delaware law as the standard.

          Filling Vacancies/Removal of Directors. We vote AGAINST proposals that provide directors may be removed only for cause. We vote FOR proposals to restore shareholder ability to remove directors with or without cause. We vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman. We vote on a case-by-case basis proposals requiring that positions of chairman and CEO be held separately.

          Stock Ownership Requirements. We generally vote AGAINST proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

          Term Limits. We vote AGAINST proposals to limit the tenure of outside directors.

     3. Proxy Contests.

          Voting for Director Nominees in Contested Elections. Votes in a contested election of directors must be evaluated on a case-by-case bases, considering the management's track record, background to the proxy contest, qualifications of the director nominees (both sides) and an evaluation of the proposed objectives from each side.

          Reimbursing Proxy Solicitation Expenses. Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis considering the factors mentioned above.

          Confidential Voting. We vote FOR proposals requesting that corporations adopt confidential voting.

     4. Antitakover Defenses and Voting Related Issues.

          Amend Bylaws without Shareholder Consent. We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

          Poison Pills. We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We review on a case-by-case basis shareholder proposals to redeem a company's poison pill. We also review on a case-by-case basis proposals to ratify a poison pill.

          Shareholder Ability to Act by Written Consent. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. We vote FOR proposals to allow or make easier shareholder action by written consent.

          Shareholder Ability to Call Special Meetings. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Supermajority Vote Requirements. We vote AGAINST proposals to require a supermajority shareholder vote. We vote FOR proposals to lower supermajority vote requirements.

     5. Mergers and Corporate Restructurings.

          Appraisal Rights. We vote FOR proposals to restore, or provide shareholders with rights of appraisal.

          Asset Purchases. We vote on a case-by-case basis asset purchase proposals, considering purchase price, fairness, financial and strategic benefits, conflicts of interest, etc.

          Asset Sales. We vote on asset sales on a case-by-case basis, considering the impact on the balance sheet, anticipated financial and operating benefits, anticipated use of funds, fairness of the transaction, conflicts of interest, etc.

          Conversion of Securities. We vote proposals regarding conversion of securities on a case-by-case basis, considering the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, conflicts of interest, etc.

          Corporate Reorganization/Debt Restructuring. We vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the dilution to existing shareholders' position, terms of the offer, financial issues, control issues, conflicts of interest, etc. We vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company. We vote proposals regarding the formation of a holding company on a case-by-case basis, taking into consideration the reasons for the change, financial or tax benefits, regulatory benefits, increases in capital structure, etc. Absent compelling reasons, we vote AGAINST the formation of a holding company if the transaction would have an adverse change in shareholder rights.

          Joint Ventures. We vote on a case-by-case basis proposals to form joint ventures, taking into consideration the percentage of assets contributed, percentage of ownership, financial and strategic benefits, conflicts of interest, etc.

          Liquidations. We vote on a case-by-case basis proposals on liquidations after reviewing the relevant factors.

          Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value.

          Private Placements. We vote on a case-by-case basis proposals regarding private placements, considering dilution to existing shareholders' position, terms of the offer, financial issues, conflicts of interests, etc.

          Spinoffs. Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory benefits, valuations, fairness, conflicts of interest, etc.

     6. State of Incorporation.

          Control Share Acquisition Provisions. We generally vote AGAINST changes seeking to protect management from challenges in legitimate proxy contests.

          Greenmail. We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          Reincorporation Proposals. Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

          State Antitakeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes, including control share acquisition statutes, control share cash-out statutes, fair price provisions, stakeholder laws, poison pill endorsements, antigreenmail provisions, etc.

     7. Capital Structure.

          Adjustments to Par Value of Common Stock. We for FOR management proposals to reduce the par value of common stock.

          Common Stock Authorization. We vote proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Generally, we vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

          Dual-class Stock. We generally vote AGAINST proposals to create a new class of common stock with superior voting rights. We vote FOR proposals to create a new class of nonvoting or subvoting common stock if deemed to be in the best interest of shareholders.

          Preemptive Rights. We review on a case-by-case basis proposals that seek preemptive rights, considering the size of the company, characteristics of its shareholder base and the liquidity of the stock.

          Preferred Stock. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

          Recapitalization. Proposals on the recapitalization or reclassification of securities are voted on a case-by-case basis, taking into account the liquidity, fairness, impact on voting power and dividends, and other alternatives.

          Reverse Stock Split. We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. We vote FOR management proposals to implement a reverse stock split to prevent delisting. Other situations are voted on a case-by-case basis.

          Stock Splits and Dividends. We generally vote FOR proposals to increase the common share authorization for a stock split or share dividend.

     8. Executive and Director Compensation.

          Votes with respect to compensation plans should be determined on a case-by-case basis. The methodology used in reviewing compensation plans considers long-term corporate performance (on both an absolute and relative basis), cash compensation and other relevant factors.

          Director Compensation. Votes on compensation plans for directors are determined on a case-by-case basis.

          Director Retirement Plans. We generally vote AGAINST retirement plans for nonemployee directors. We generally vote FOR proposals to eliminate retirement plans for nonemployee directors.

          Employee Stock Repurchase Plans. Votes on employee stock purchase plans should be determined on a case-by-case basis.

          Incentive Bonus Plans. We vote on a case-by-case basis proposals to award incentive based compensation.

          Employee Stock Ownership Plans (ESOP). We vote FOR proposals to implement as ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive.

          401(k) Employee Benefit Plans. We vote FOR proposals to implement a 401(k) savings plan for employees.

          Option Expensing. We generally vote FOR proposals asking the company to expense stock options, unless the circumstances suggest otherwise.

          Performance Based Stock Options. We vote on a case-by-case basis proposals advocating the use of performance-based stock options, including indexed, premium-priced, and performance-vested options.

     9. Social Responsibility Issues. HAMS acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should HAMS restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

     Questions related to the Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

                     Horizon Asset Management Services, LLC
                            Attn: Proxy Administrator
                     470 Park Avenue South, 4th Floor South
                            New York, New York 10016

                         KINETICS ASSET MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND OVERVIEW

     Kinetics Asset Management, Inc. ("KAM") has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. As an investment adviser, KAM analyzes the proxy statements of issuers whose stock is owned by the investment companies which it serves as investment adviser (i.e., the Kinetics Mutual Funds) and by institutional and private clients who have requested that KAM be involved in the proxy process. The fundamental guideline followed by KAM in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its clients/beneficiaries and the value of the investment.

     One of the key factors KAM considers when determining the desirability of investing in a particular company is the quality and depth of it management. With this in mind, these Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, KAM believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where it is found to be not in the best interests of their client, and KAM may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

II. ADMINISTRATION

     Proxy Voting. Proxy voting authority rests with (1) the primary portfolio manager, or in his/her absence, the Chief Investment Strategist for each mutual fund and (2) the Chief Investment Strategist for each private client account. In evaluating issues, the portfolio manager or Chief Investment Strategist may consider information from many sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services.

     Proxy Administrator. KAM designates Andrew Fishman, Esq., its Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all proxy matters are communicated to the portfolio managers and Chief Investment Strategist for consideration. The Proxy Administrator will then vote the proxies consistent with the instructions by a portfolio manager or Chief Investment Strategist. In addition, the Proxy Administrator shall be responsible for establishing positions with respect to corporate governance and other proxy issues. The Proxy Administrator also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

     Conflicts of Interest

     Occasionally, KAM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where KAM perceives a material conflict of interest, KAM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, KAM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, KAM will vote the proxy in accordance with this policy. The method selected by KAM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirement of applicable law. In all such cases, KAM will take steps designed to ensure that the decision to vote the proxies was based on the client's best interest and was not a product of the conflict.

III. REPORTING AND RECORD RETENTION

     KAM will maintain the following records relating to proxy votes cast under these policies and procedures:

     I.   A copy of these policies and procedures.

     II. A copy of each proxy statement KAM receives regarding client securities.

     III. Records of each vote cast by KAM on behalf of a client including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether KAM cast its vote on the matter; (viii) how KAM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether KAM cast its vote for or against management.

     IV. A copy of any document created by the Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for the decision.

     V. A copy of each written client request for proxy voting information and a copy of any written response by KAM.

     The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

IV. PROXY VOTING GUIDELINES.

     The following are our Proxy Voting Guidelines (the "Guidelines"). It is intended that the Guidelines will be applied with a measure of flexibility. It is anticipated that most votes will be consistent with the Guidelines. However, a portfolio manager or Chief Investment Strategist may occasionally take an independent view on certain issues and vote differently then the Guidelines. For proxy votes inconsistent with the Guidelines, the Proxy Administrator will review all such proxy votes in order to determine whether the voting rationale appears reasonable. There may also be issues listed on a proxy ballot that are not covered by the Guidelines. In those instances, the portfolio manager or Chief Investment Strategist shall consult with the Proxy Administrator and will then vote the proxy in his/her best judgment.

     1. Operational Items.

          Adjourn Annual Meeting. We generally vote AGAINST proposals to provide management with the authority to adjourn an annual meeting absent compelling reasons. We will, however, generally for FOR proposals to change the date, time or location of an annual meeting unless unreasonable.

          Amend Bylaws (minor changes). We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

          Change Company Name. We vote FOR proposals to change the corporate name.

          Ratifying Auditors. We for FOR proposals to ratify auditors unless there is reason to do so would not be in the best interest of shareholders.

     2. Board of Directors.

          Voting on Director Nominees. Votes for director nominees will generally be voted FOR unless, on a case-by-case basis, a portfolio manager believes it would be not in the best interests of shareholders.

          Age Limits. We vote AGAINST proposals to impose a mandatory retirement age for outside or interested directors.

          Board Size. We vote FOR proposals seeking to fix the board size or designate a range for the board size. We vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

          Cumulative Voting. We vote these issues on a case-by-case basis relative to the company's other governance provisions.

          Director and Officer Indemnification. We vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. We vote other indemnification issues on a case-by-case basis, using the Delaware law as the standard.

          Filling Vacancies/Removal of Directors. We vote AGAINST proposals that provide directors may be removed only for cause. We vote FOR proposals to restore shareholder ability to remove directors with or without cause. We vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman. We vote on a case-by-case basis proposals requiring that positions of chairman and CEO be held separately.

          Stock Ownership Requirements. We generally vote AGAINST proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

          Term Limits. We vote AGAINST proposals to limit the tenure of outside directors.

     3. Proxy Contests.

          Voting for Director Nominees in Contested Elections. Votes in a contested election of directors must be evaluated on a case-by-case bases, considering the management's track record, background to the proxy contest, qualifications of the director nominees (both sides) and an evaluation of the proposed objectives from each side.

          Reimbursing Proxy Solicitation Expenses. Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis considering the factors mentioned above.

          Confidential Voting. We vote FOR proposals requesting that corporations adopt confidential voting.

     4. Antitakover Defenses and Voting Related Issues.

          Amend Bylaws without Shareholder Consent. We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

          Poison Pills. We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We review on a case-by-case basis shareholder proposals to redeem a company's poison pill. We also review on a case-by-case basis proposals to ratify a poison pill.

          Shareholder Ability to Act by Written Consent. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. We vote FOR proposals to allow or make easier shareholder action by written consent.

          Shareholder Ability to Call Special Meetings. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Supermajority Vote Requirements. We vote AGAINST proposals to require a supermajority shareholder vote. We vote FOR proposals to lower supermajority vote requirements.

     5. Mergers and Corporate Restructurings.

          Appraisal Rights. We vote FOR proposals to restore, or provide shareholders with rights of appraisal.

          Asset Purchases. We vote on a case-by-case basis asset purchase proposals, considering purchase price, fairness, financial and strategic benefits, conflicts of interest, etc.

          Asset Sales. We vote on asset sales on a case-by-case basis, considering the impact on the balance sheet, anticipated financial and operating benefits, anticipated use of funds, fairness of the transaction, conflicts of interest, etc.

          Conversion of Securities. We vote proposals regarding conversion of securities on a case-by-case basis, considering the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, conflicts of interest, etc.

          Corporate Reorganization/Debt Restructuring. We vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the dilution to existing shareholders' position, terms of the offer, financial issues, control issues, conflicts of interest, etc. We vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company. We vote proposals regarding the formation of a holding company on a case-by-case basis, taking into consideration the reasons for the change, financial or tax benefits, regulatory benefits, increases in capital structure, etc. Absent compelling reasons, we vote AGAINST the formation of a holding company if the transaction would have an adverse change in shareholder rights.

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          Joint Ventures. We vote on a case-by-case basis proposals to form joint ventures, taking into consideration the percentage of assets contributed, percentage of ownership, financial and strategic benefits, conflicts of interest, etc.

          Liquidations. We vote on a case-by-case basis proposals on liquidations after reviewing the relevant factors.

          Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value.

          Private Placements. We vote on a case-by-case basis proposals regarding private placements, considering dilution to existing shareholders' position, terms of the offer, financial issues, conflicts of interests, etc.

          Spinoffs. Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory benefits, valuations, fairness, conflicts of interest, etc.

     6. State of Incorporation.

          Control Share Acquisition Provisions. We generally vote AGAINST changes seeking to protect management from challenges in legitimate proxy contests.

          Greenmail. We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          Reincorporation Proposals. Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

          State Antitakeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes, including control share acquisition statutes, control share cash-out statutes, fair price provisions, stakeholder laws, poison pill endorsements, antigreenmail provisions, etc.

     7. Capital Structure.

          Adjustments to Par Value of Common Stock. We for FOR management proposals to reduce the par value of common stock.

          Common Stock Authorization. We vote proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Generally, we vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

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          Dual-class Stock. We generally vote AGAINST proposals to create a new class of common stock with superior voting rights. We vote FOR proposals to create a new class of nonvoting or subvoting common stock if deemed to be in the best interest of shareholders.

          Preemptive Rights. We review on a case-by-case basis proposals that seek preemptive rights, considering the size of the company, characteristics of its shareholder base and the liquidity of the stock.

          Preferred Stock. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

          Recapitalization. Proposals on the recapitalization or reclassification of securities are voted on a case-by-case basis, taking into account the liquidity, fairness, impact on voting power and dividends, and other alternatives.

          Reverse Stock Split. We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. We vote FOR management proposals to implement a reverse stock split to prevent delisting. Other situations are voted on a case-by-case basis.

          Stock Splits and Dividends. We generally vote FOR proposals to increase the common share authorization for a stock split or share dividend.

     8. Executive and Director Compensation.

          Votes with respect to compensation plans should be determined on a case-by-case basis. The methodology used in reviewing compensation plans considers long-term corporate performance (on both an absolute and relative basis), cash compensation and other relevant factors.

          Director Compensation. Votes on compensation plans for directors are determined on a case-by-case basis.

          Director Retirement Plans. We generally vote AGAINST retirement plans for nonemployee directors. We generally vote FOR proposals to eliminate retirement plans for nonemployee directors.

          Employee Stock Repurchase Plans. Votes on employee stock purchase plans should be determined on a case-by-case basis.

          Incentive Bonus Plans. We vote on a case-by-case basis proposals to award incentive based compensation.

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          Employee Stock Ownership Plans (ESOP). We vote FOR proposals to implement as ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive.

          401(k) Employee Benefit Plans. We vote FOR proposals to implement a 401(k) savings plan for employees.

          Option Expensing. We generally vote FOR proposals asking the company to expense stock options, unless the circumstances suggest otherwise.

          Performance Based Stock Options. We vote on a case-by-case basis proposals advocating the use of performance-based stock options, including indexed, premium-priced, and performance-vested options.

     9. Social Responsibility Issues. KAM acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should KAM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

     Questions related to the Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

                         Kinetics Asset Management, Inc.
                            Attn: Proxy Administrator
                        1311 Mamaroneck Avenue, Suite 130
                          White Plains, New York 10605

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                         LOOMIS, SAYLES & COMPANY, L.P.
                        PROXY VOTING POLICY AND PROCEDURE
                                     MANUAL

                                  June 30, 2004
                             Amended March 31, 2005

LOOMIS, SAYLES & COMPANY, L.P.
Proxy Voting Policy and Procedure Manual

CONTENTS

1   GENERAL                                                                    4
    Introduction
    General Guidelines
    Proxy Committee
    Conflicts of Interest
    Recordkeeping and Disclosure

2   PROPOSALS USUALLY VOTED FOR                                                9
    Director Nominees in Uncontested Elections
    Chairman and CEO are the Same Person
    Shareholder Ability to Remove Directors
    Annual Election of Directors
    Shareholder Ability to Alter the Size of the Board
    Independent Audit, Compensation and Nominating Committees
    Ratifying Auditors
    Cumulative Voting
    Fair Price Provisions
    White Squire Placements
    Equal Access
    Stock Distributions: Splits and Dividends
    Blank Check Preferred Authorization
    Adjustments to Par Value of Common Stock
    Share Repurchase Programs
    OBRA-Related Compensation Proposals
    Appraisal Rights
    Changing Corporate Name
    Confidential Voting
    Golden and Tin Parachutes

3   PROPOSALS USUALLY VOTED AGAINST                                           12
    Shareholder Ability to Remove Directors
    Staggered Director Elections
    Stock Ownership Requirements
    Term of Office
    Director and Officer Indemnification and Liability Protection
    Shareholder Ability to Call Special Meetings
    Shareholder Ability to Act by Written Consent
    Unequal Voting Rights
    Supermajority Shareholder Vote Requirements
    Charitable and Political Contributions

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    Common Stock Authorization

4   PROPOSALS USUALLY VOTED AS RECOMMENDED BY                                 13
    THE PROXY VOTING SERVICE
    Compensation Plans
    Stock Option Plans
    Employee Stock Ownership Plans
    401(k) Employee Benefit Plans

5   PROPOSALS REQUIRING SPECIAL CONSIDERATION                                 14
    Director Nominees in Contested Elections
    Proxy Contest Defenses
    Reimburse Proxy Solicitation Expenses
    Tender Offer Defenses
    Poison Pills
    Greenmail
    Bundled Proposals
    Shareholder Advisory Committees
    Preemptive Rights
    Debt Restructurings
    Shareholder Proposals to Limit Executive and Director Pay
    State Takeover Statutes
    Reincorporation Proposals
    Mergers and Acquisitions
    Corporate Restructuring
    Spin-offs
    Asset Sales
    Liquidations
    Environment and Social issues
       Energy and Environment
       Northern Ireland
       Military Business
       Maquiladora Standards and International Operations
       Policies
       Third World Debt Crisis
       Equal Employment Opportunity and Discrimination
       Animal Rights
       Product Integrity and Marketing
       Human Resource Issues
    Election of Mutual Fund Trustees
    Mutual Fund Investment Advisory Agreement
    Mutual Fund Fundamental Investment Restrictions
    Mutual Fund Distribution Agreements

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LOOMIS, SAYLES & COMPANY, L.P.
Proxy Voting Policy and Procedure Manual

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the

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     period during which it expects its clients to hold their investments.
     Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

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6.   Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.Loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.   Proxy Committee.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,
          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

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          (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b.   to oversee the proxy voting process; including;
          (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
          (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and
          (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

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D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no lead or presiding director or if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons unless an independent lead or presiding director has been appointed.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board. B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

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B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

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Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA. B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA. C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification. B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause. B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness. B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

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Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options. B. Vote against proposals to make all stock options performance based. C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service. D. Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

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                                       14

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LOOMIS, SAYLES & COMPANY, L.P.
Proxy Voting Policy and Procedure Manual

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Voting for Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis .

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C. Review on a case-by-case basis management proposals to ratify a poison pill.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in

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                                       15

LOOMIS, SAYLES & COMPANY, L.P.
Proxy Voting Policy and Procedure Manual

shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

Voting on State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

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LOOMIS, SAYLES & COMPANY, L.P.
Proxy Voting Policy and Procedure Manual

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer
(ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

     Energy and Environment: Proposals that request companies to file the CERES Principles.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Military Business: Proposals on defense issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Third World Debt Crisis: Proposals dealing with third world debt.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Animal Rights: Proposals that deal with animal rights.

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LOOMIS, SAYLES & COMPANY, L.P.
Proxy Voting Policy and Procedure Manual

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

     Human Resources Issues: Proposals regarding human resources issues.

Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

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                                       18

                     Metropolitan West Asset Management, LLC
                             West Gate Advisors, LLC

                  PROXY AND CORPORATE ACTION VOTING PROCEDURES

                              Updated January 2005

The following procedures are guidelines for Metropolitan West Asset Management, LLC (MWAM) and West Gate Advisors, LLC (WGA) in handling proxies and corporate actions. It should be noted that these procedures should be followed for STIF and any other proxies of various issuers. These procedures should also be read in conjunction with the Proxy and Corporate Action Voting Policy, currently found under: O:\Administration\CorpCompliance\Compliance Public Reference Documents-Word Versions\ MWAM_WGA_Proxy voting policy.doc. Any questions related to the policy and/or procedures should be directed to the Compliance or Settlements Departments. The Manager of Trade Settlements is responsible for maintaining these procedures.

1. Client Services, Master List, Client Communication and ProTrak: Client Services maintains a Master Client List (Master List), which is updated as part of the new account opening process. As the Master List relates to proxies, upon receipt of the Account Agreement, Client Services looks for the client's instruction about proxies and then indicates on the Master List with Yes, No, or Silent. When clients need to change/update their proxy instruction, Client Services asks that such request be submitted in writing. Upon receipt of the written request, Client Services updates the Master List and files a copy of the written request in the client file. Client Services also records details of all communication exchanged with the client in ProTrak. Whenever the Master List is updated, a copy is forwarded to the Manager of Trade Settlements.

2. Manager of Trade Settlements: All proxies are first routed to the Manager of Trade Settlements. When he receives a proxy, he reviews the proxy material and determines which accounts are effected and what type of proxy is involved. Then, he refers to the Master List provided by Client Services and determines whether or not MWAM/WGA has the permission to vote the proxy for all of the clients involved.
     (a) If the client's agreement is silent on the proxy voting issue, the Manager of Trade Settlements will communicate with the Director of Client Services. Director of Client Services will continue with step 3.
     (b)  If MWAM/WGA has the permission to vote on the proxy/corporate action,
          (b1). and the issue at hand is addressed in the Proxy/Corporate Action Policy, then the Manager of Trade Settlements will mark a sample proxy appropriately.

          (b2). and the issue at hand IS NOT addressed in the Proxy/Corporate Action Policy, then the Manager of Trade Settlements will consult with the COO, CCO, or CFO who would determine the appropriate person in the Trade Room to vote.
          (b3). and the issue at hand requires additional guidance (e.g., conflict of interest, limitation), then the Manager of Trade Settlements will consult with the COO, CCO, or CFO (as appropriate) to determine the appropriate person in the Trade Room to vote. Once an appropriate person is identified, the proxy will be forwarded to that person.
     (c) If MWAM/WGA does not have the permission to vote on the proxy/corporate action, the Manager of Trade Settlements will notify the Director of Client Services and ensure that the client receives copies of the proxy materials.
     (d) If MWAM/WGA has the permission to vote and there appears to be an issue of a potential, perceived or actual Conflict of Interest, please see Step 7.

3. Director of Client Services: In cases where we either do not have permission to vote or the client guidelines are silent on the topic, the Director of Client Services (or a designee) will either contact the client directly or ask the client's consultant to call the client. Similar to Step 1, Client Services can request any additional instructions in writing and also enter details of communication in ProTrak. Copy of the written instruction from the client should also be filed in the client file. Master List will also be updated appropriately.

4. Trade Room Receives Proxy: Under normal circumstances, the following guidelines will be followed in allocating the proxy to a Trade Room personnel.
     (a) If the proxy is for a STIF, Katherine Wu will review the proxy. Bret Barker will sign off on Katherine's decision
     (b) If the proxy is not for a STIF, others in the Trade Room may be more appropriate reviewers depending upon the issues or issuers involved, which will be assessed on a case by case basis. COO, CCO or CFO will recommend a reviewer.

     Upon completing the proxy either by following (a) or (b), it will be forwarded to a Generalist.

5. Generalist: Upon receipt of the completed proxy/corporate action as well as all of the related documents, he will review the document and forward to appropriate individual for final approval and signature

6. Final Approval: The following individuals will provide the final review and approval prior to the proxy being sent:

     . CFO (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing
     . COO and/or Director of Client Services (or a designee) will review all proxy decisions on the separate accounts prior to mailing

8. Record Keeping by Manager of Trade Settlements: Final information is sent to the Manager of Trade Settlements, who will ensure that proxies get mailed immediately. He will also maintain all of the documents related to proxies, including copy of the proxy, in a file cabinet in his office for one year and then in an off-site location for a period not less than four years thereafter. He also completes a spreadsheet in which he records information about all proxies that he receives and details of what was done to it.

7. Handling Conflicts of Interest: If there is an issue of a potential, perceived or actual Conflict of Interest, the following procedure will be followed. It should be noted that details of this issue are also addressed in the MWAM/WGA's Proxy and Corporate Action Voting Policies. If the proxy proposal raises a material conflict of interest between MWAM/WGA and the client, then the firm will resolve such conflict as follows:

     a) Obtain Consent of Client: Inform the Director of Client Services to contact the client to obtain their consent. In communicating with the client, Director of Client Services (or a designee) will disclose details of the conflict, including sufficient details regarding the matter to be voted on and the nature of the conflict in order for the client to make an informed decision. All details of this communication will be recorded in ProTrak or another appropriate medium. If this communication is done via e-mail, a printed copy of the e-mails should be filed in the client file. Client Services will forward the Proxy with details of this communication to the Generalist, who will follow the steps as outlined above. If a client does not respond to such conflict disclosure request or denies the request, it will be recorded as such in ProTrak and the firm will abstain from voting the securities held by that client's account. MWAM/WGA will make best efforts to ensure that the clients receive the proxy materials to vote themselves in such a situation.
     b) Work with Independent Third Party: A client may have requested in writing that all proxy related matters that have conflict of interest between MWAM/WGA and the client be forwarded to an Independent Third Party for review. When such is the case, Client Services will forward the proxy to the appropriate Independent Third Party for its recommendation. If the third party's recommendation is received on a timely basis, MWAM/WGA vote accordingly following the procedures outlined above. If it is not received on a timely basis, MWAM/WGA abstain from voting the securities held by the client's account. Similar to above, all of these activities must be recorded in ProTrak or another appropriate medium.

8. Limitation: Pursuant to MWAM/WGA Proxy & Corporate Action Voting Policy, in certain circumstances, MWAM/WGA may not respond to or vote on proxies received. Even such decisions should be recorded in ProTrak and a note given to the Generalist.

                           MOODY ALDRICH PARTNERS, LLC
                               INVESTMENT MANAGERS

POLICY FOR PROXY VOTING
Pursuant to SEC adopted rule amendment rule 206(4)-2 under the Advisers Act which requires mutual funds, Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and must never put MAP's own interests above those of its client. MAP has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients.

The firm's Investment Management Agreement expressly authorizes the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client. If the Client so directs that it or another party shall vote proxies, the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilite the voting of proxies.

ANTI-TAKEOVER PROVISIONS
Generally, MAP will vote against anti-takeover provisions such as staggered boards and poison pills.

STOCK OPTIONS
The area where we most often vote against management is in stock option questions. Our view is these plans should only be used for the CEO (or the office of the president) since these are the only employees responsible for the overall success of the firm. However, the reality is that most companies use a broad-based option plan as an important part of their compensation packages. We urge companies to be responsible in issuing option by voting against most proposals that imply the issuance of more than 1%/year of new shares in the form of options.

CONFLICTS OF INTEREST
Our view is that we are voting proxies as a convenience to our clients. If there were a possible conflict of interest between our client and us, we would offer to vote the shares as the clients directs. However, we would vote the shares of our other clients as our policy/judgment dictates. This would apply to a situation where we may be voting against an item that has been recommended by a pension client.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. When seeking client consent, MAP must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. If unable to obtain client consent, MAP must take other steps designed to ensure and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and/or Chief Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms BOOKS AND RECORDS POLICY.

DISCLOSURE OF PROXY VOTING
We are able to provide a quarterly report to clients (at their request) that summarizes the proxies received and voted on their behalf. This report includes a brief description of each item and how it was voted. Further, the report indicates items where we voted against management.


  18 SEWALL STREET, MARBLEHEAD, MA 01945. PHONE 781.639.2750. FAX 781.639.2751

                 PROXY VOTING POLICIES AND PROCEDURES STATEMENT

This Statement of Policies and Procedures (this "Statement") sets forth the policies and procedures of SSI Investment Management Inc. (the "Firm") with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A.   Certain Definitions

     "Client" means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

     "Discretionary Account" means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

     "Investment Fund" means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

     "Non-Discretionary Account" means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or
     (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

     "Proxy Control Associate" means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B. Use of Proxy Voting Service.

     The Firm has retained the services of Institutional Shareholder Services, Inc. ("ISS"), which provides research and recommendations on proxy voting issues. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

     From time to time, SSI reviews the policies and procedures that ISS has adopted and implemented to insulate ISS's voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C. Discretionary Accounts.

     For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to ISS all proxy solicitation materials received with respect to that Discretionary Account. ISS will review the securities held in its Discretionary Accounts on a regular basis to confirm that ISS receives copies of all proxy solicitation materials concerning such securities.

     The Firm, through ISS, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. The Firm, through ISS, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. ISS evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available.

2.   Proxy Voting Policies.

     a) The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

          (i)  the proposal has a positive economic effect on shareholder value;

          (ii) the proposal poses no threat to existing rights of shareholders;

          (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

          (iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

     b) The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

          (i)  the proposal has an adverse economic effect on shareholder value;

          (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

          (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

          (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

          (v) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

     c) The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

     d) From time to time, ISS provides to the Firm more detailed proxy voting guidelines, in accordance with this section 3(b), the most recent version of which SSI maintains and will be followed by ISS when voting proxies.

3. Conflicts of Interest. Due to the size and nature of the Firms' operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 3(b). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

     If the Firm determines that the proxy voting policies in section 3(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in section 3(b)), and request that the Client consent to the Firm's intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm's intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client's prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 3(b) and (c), unless otherwise directed by the Discretionary Account Client.

5. Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA") (such Investment Fund a "Registered Fund")), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

     a) The name of the issuer of the portfolio security;

     b)   The exchange ticker symbol of the portfolio security;

     c) The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

     d)   The shareholder meeting date;

     e)   A brief identification of the matter voted on;

     f)   Whether the matter was proposed by the issuer or by a security holder;

     g)   Whether the registrant cast its vote on the matter;

     h) How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     i)   Whether the registrant cast its vote for or against management.

D. Non-Discretionary Accounts.

     The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client's request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E. Records.

     The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm's decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund,
     (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm's office (or such third party's office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC's EDGAR system.

                     TT International Investment Management

                               Proxy Voting Policy

                                  January 2004

     The following policy is designed to ensure that TT International Investment Management ("TT") takes all reasonable steps to vote proxies on behalf of accounts for which it has voting authority in the best interest of clients and in accordance with applicable laws.

     1.   General Guidelines

     All issues presented for shareholder vote are voted in what TT believes to be the best economic interest of the beneficial owners of the accounts which it manages, in accordance with TT's fiduciary duties to its clients. TT maintains an active investment strategy, and if TT has a material concern about the management or governance of a company in which it has invested, it may decide to sell the shares. TT decides how to cast each vote on a case-by-case basis, taking into consideration this policy, its obligations under its advisory agreements with the relevant clients, other client instructions or fund offering documents, and other facts and circumstances which it judges relevant.

     Proxy voting decisions are taken by the Managing Partner (or in his absence by the Partner, Compliance and Legal or such other partner or employee as the Managing Partner in his discretion appoints). All proxy cards, proxy statements, and related materials received by TT in relation to client accounts are to be forwarded immediately to Managing Partner (or other partner or employee taking proxy voting decisions in accordance with this paragraph). In taking proxy voting decisions on behalf of client accounts, the Managing Partner (or other partner or employee taking such decisions in accordance with this paragraph) shall seek to vote proxies consistently for all client accounts subject to any special agreements with, instructions from, and sensitivities of particular clients. While portfolio managers may be consulted, if necessary, for financial, market, or commercial information that may assist in taking proxy voting decisions, portfolio managers will not in the ordinary course be consulted on how proxies should be voted.

     TT recognizes that votes which it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Section 7 below addresses the special requirements applicable to accounts subject to ERISA. Accounts managed by TT for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed by TT exercising its judgment on a case by case basis.

     2.   Compliance Review

     Any issues or questions raised regarding the voting of a proxy should be discussed with TT's Compliance Department ("Compliance"). Conflicts of interest in relation to proxy voting will be handled by Compliance as stated in Sections 4 and 7. TT is required to follow any determination by Compliance to vote a proxy in a particular manner. Any departure from the voting guidelines set out below must be cleared by Compliance. Compliance is responsible for reviewing this policy on at least an annual basis and recommending any appropriate changes.

     3.   Voting Guidelines

     TT exercises its voting power in good faith and uses reasonable care in reaching its voting decisions. Each vote requires individual consideration according to the circumstances of the case. Particular circumstances may lead to a departure from TT's general practice. However, without detracting from TT's discretion, the following guidelines should generally be followed, and departures from these guidelines must be cleared by Compliance.

          A.   Board of Directors

               (1) Vote against the election of directors or some or all of non-independent candidates if a vote in favour would result in or continue the board with a majority of non-independent directors.
               (2) Vote against a board where the chair and chief executive officer are the same person.
               (3) Vote against stock option plans which include awards to directors.
               (4) Vote against an excessive severance compensation package paid to any director, including one which is contingent on the merger or acquisition of the corporation with a resulting loss of control.
               (5) Vote against directors who have approved excessive severance compensation packages which have not manifestly provided shareholder value.

          B.   Executive Compensation

               (1) Vote in favour of stock option plans which align the interests of shareholders and management and are likely to create a significant correlation over a reasonable period between compensation and the enhancement of shareholder value, subject to B(2) to (7) below.
               (2) Vote against options awarded at strike prices which are at a discount to market price.
               (3) Vote against the ability to lower the strike price of outstanding options.
               (4) Vote against options unrestricted in time. (5) Vote against accelerated vesting of option awards in the event of a change of control.

               (6) Vote against option schemes which concentrate option ownership among a small number of senior executives.
               (7) Vote against stock option compensation plans that unreasonably dilute value to shareholders.
               (8) Vote against the making of loans to directors or employees to pay for stock or exercise options.
               (9) Vote against an excessive severance compensation package paid to any employee, including one which is contingent on the merger or acquisition of the corporation with a resulting loss of control.

          C.   Takeover Protection

               (1) Vote against "crown jewel" defences which are made part of an anti-takeover defence unless they are considered by TT to be in the best interests of shareholders.
               (2) Vote against arrangements that lock up a takeover bid so that other bids are prevented.
               (3) Vote against the payment of "greenmail" unless it is considered by TT to be in the best interests of shareholders.
               (4) Vote against reincorporation proposals that are posed as part of an anti-takeover defence or solely to limit directors' liability.

          D.   Shareholder Rights

               (1) Vote against the creation of dual class voting stock. (2) Vote against linked proposals one or more of which is not in the best interests of the shareholders.
               (3) Vote against "stakeholder proposals" which would reduce or dilute the responsibility of directors to the shareholders.
               (4) Vote against a proposal to increase the number of voters required on an issue above two-thirds of the outstanding shares unless it is in the best interest of the shareholders.
               (5) Vote against a proposal the effect of which will be or is likely to dilute unreasonably existing shareholders' interests.

     4.   Conflicts of Interest

          A.   Duty to Report

               All partners and employees of TT are under a duty to report to Compliance any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Upon any such report being made, TT will defer voting any affected proxies until Compliance has determined how the conflict or potential conflict of interest is to be resolved.

          B.   Review of Potential Conflicts

               Compliance shall consider all potential conflicts of interest relating to proxy voting brought to its attention and will determine whether there exists a material conflict of interest. A conflict of interest will be considered material if Compliance determines that it has the potential to influence TT's decision-making in voting the proxy.

          C.   Material Conflicts of Interest

               Where Compliance determines that a material conflict of interest does exist, either as determined by Compliance (i) the proxy shall be voted subordinating the interest of TT to that of the client or (ii) the material conflict shall be disclosed to the client together with TT's recommendation for voting the proxy and the client's consent shall be sought on whether the proxy may be voted as recommended by TT. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this Section 4.C shall not apply to conflicts of interest in relation to accounts subject to ERISA, procedures for which are stated in Section 7 below.

     5.   Proxies Not Voted

It generally is TT's policy to vote proxies for which it has voting authority subject to Section 4.C. Nevertheless, in addition to the circumstances discussed in Section 4 above, TT may, with the approval of Compliance, decide not to vote a proxy where (i) TT has determined that voting the proxy is not justified because of the extent to which the cost of voting the proxy outweighs the value to the client of casting such a vote, such as may be the case for U.S. clients with proxies solicited by non-U.S. issuers, or (ii) limitations have been placed on TT's ability to vote the proxy, such as where such security is subject to a securities lending arrangement, or (iii) in TT's judgment a vote will bring no benefit to the client.

     6.   Recordkeeping

     TT shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of TT: (i) a copy of this policy, (ii) proxy statements received regarding client securities,
(iii) records of votes cast by TT on behalf of clients, (iv) records of client requests for proxy voting information and responses of TT to such requests, and
(v) any documents created by TT that were material to making a decision how to vote, or that memorialized the basis for the decision. TT may rely on proxy statements filed on the U.S. Securities and Exchange Commission's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TT that are maintained with a third party, such as a proxy voting service, provided that TT has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

     With respect to proxies voted on behalf of ERISA accounts, TT shall maintain records with respect to this policy and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether TT is adhering to applicable proxy voting guidelines and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of shares eligible to be voted on the record date on behalf of the client, (iv) the number of shares voted by TT on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

     7.   ERISA Accounts

     The following special proxy voting policies and procedures apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies and procedures apply in addition to and not in lieu of the provisions stated in other sections of these Procedures.

          A.   Authority to Vote Proxies

               Upon receipt of a request for a proxy vote for an account subject to ERISA, TT will ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination will be made by reference to the advisory agreement for the ERISA account and plan documents and, where appropriate, after consultation with Compliance. Where general authority to manage ERISA plan assets has been delegated to TT, TT will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude TT from voting proxies.

          B.   Voting Guidelines

               TT must vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, TT must consider the factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

          C.   Proxy Voting Policies

               TT shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. TT shall follow the policy unless, in the opinion of Compliance, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance).

               Where TT has proxy voting authority for a pooled investment vehicle which is subject to ERISA, TT may be subject to the proxy voting policies of more than one plan. In such cases, TT will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for TT to vote the proxies of the pooled investment vehicle in proportion to each plan's respective investment, unless, in the opinion of Compliance, to do so would be imprudent or conflict with ERISA.

          D.   Conflicts of Interest

               Where Compliance determines that a material conflict of interest exists regarding proxy votes for ERISA accounts, either as determined by Compliance (i) the proxy shall be voted subordinating the interest of TT to that of the client or (ii) the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting TT as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by TT will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, TT, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies (i) in accordance with the ERISA plan's pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

     8.   Reporting

     TT shall periodically report to the Trustees of TT International U.S.A. Feeder Trust and TT International U.S.A. Master Trust as to actions taken in accordance with this policy in relation to securities held for the account of those funds, and to other clients as may be required by applicable laws or contracts.

     TT will provide clients with a copy of this policy promptly upon request. Clients may obtain information on how the client's proxies were voted by contacting TT's Client Services Department (Rahul Moodgal, telephone +44 207 410
3514).

21.0) Proxy Voting

21.1 Policy

Twin Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, generally has the responsibility for voting proxies for portfolio securities. When voting, we endeavor to do so consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

21.2 Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

21.3 Responsibility

The Proxy Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

21.4 Procedure

Twin Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

All employees will forward any proxy materials received on behalf of clients to The Proxy Officer;

The Proxy Officer will determine which client accounts hold the security to which the proxy relates;

The Proxy Officer will carefully examine the issues in each proxy received, and will use his best efforts to vote each proxy in the best interests of its client
(s), unless it would be in the best interest of its client (s) to abstain from voting. As a general matter, we do not believe it is inconsistent with our responsibilities to support management in votes on routine issues.

Issues such as reorganization and mergers will be treated on a case by case basis. Actions that tend to reduce the accountability of, or unreasonably enrich, management and/or outside directors will be viewed unfavorably. Likewise, dilution or diminution of shareholders' value, interests, or voting power will be considered to be contrary to the interests of the beneficial owners.

Social or moral issues on proxy statements will be reviewed on a case by case basis. Unless given guidance by the client, we will vote on these issues in a manner that does not increase the risk of loss, reduce expected return, or in some way adversely affect the client's investment.

Accompanying this responsibility is the potential for a material conflict of interest between Twin and its clients. It is possible that the business interests of Twin could expose it to pressure to vote in a manner that may not be in the best interest of its clients. For example, Twin could manage assets for a company whose management is soliciting proxies. Failure to vote proxies in favor of the management of such company could harm Twin's relationship with the company, particularly if there was a contested matter before shareholders. Furthermore, Twin's executives or their family members could have personal and/or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or could have a personal interest in the outcome of a particular matter before shareholders.

If the Proxy Officer, in his best judgment, determines that a material conflict of interest exists, then Twin will make every attempt to disclose this fact to the client(s) affected and obtain their consent before voting their proxies. If this is not reasonably possible, then the Proxy Officer, in consultation with other Twin senior management, will make a determination of how to vote in the best interests of the client(s) involved.

The Proxy Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement, including:

a.) These policies and procedures and any amendments;

b.) Each proxy statement that Twin Capital Management, Inc. receives;

c.) A record of each vote that Twin Capital Management, Inc. casts;

d.) Any document Twin Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

e.) A copy of each written request from a client for information on how Twin Capital Management, Inc. voted such client's proxies, and a copy of any written response.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Officer.

In response to any request the Proxy Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Twin Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Clients of Twin may obtain information regarding how their proxies were voted by calling, writing, or e-mailing our corporate office located in McMurray, Pennsylvania.

Disclosure

Twin Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Twin Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

Scout Investment Advisors, Inc.

                  General Proxy Voting Standards and Procedures
                           Based on Policy Guidelines

1. Vote for proposed selections for Board of Directors if it is believed that those members will serve in the best interest of the shareholders.

2. Vote for routine items such as re-engagement of auditors, share splits, stock option plans, etc.

3.   Delete "discretion on all other business" clause.

4. Vote against poison pill, golden parachute, and any such form of management perk based on the assumption that management's value to the company is reflected in their compensation and normal employee benefit programs.

5. Indemnification and hold harmless agreements protecting directors, officers or other individuals will generally be opposed. Directors' and officers' insurance, if reasonable and consistent with the practice in the industry, need not be opposed if that protection will be provided through insurance involving the bona fide shifting of risk to an independent insurance company.

6. Use of corporate assets to buy out dissident shareholders will generally be opposed (greenmail).

7. A change in state of incorporation will generally be opposed if the change would adversely affect shareholders' rights to participate in the corporate decision-making process.

8. The creation of new classes of stock should be opposed if they would serve to dilute shareholders' rights, for example, by providing superior voting rights under the new class.

9. The creation of staggered boards of directors will generally be favored unless it appears to be a move to entrench existing management to the detriment of shareholders (e.g. as a defensive move against a takeover threat).

10. The policy of maximizing economic value does not require opposition to actions that are generally accepted as part of good corporate citizenship. In particular, reasonable charitable giving need not be opposed.

11. A tender offer may be rejected, even if a premium is offered for the shares, if it is felt that it is not in the best long-term interest of the shareholder.

Scout Investment Advisors, Inc.

12. Cumulative voting rights shall not be opposed so long as they are for the purpose of ensuring the continuity of sound management, and will generally be supported in the interest of keeping corporate governance control with the shareholder.

13. Confidential voting proposals will generally be supported under the view that management should not have undue influence or access to how owners voted.

14. The formation of "shareholder rights" plans are varied in their provisions, and will have to be reviewed on a case-by-case basis. In any event, it is felt that shareholders should at least have the right to vote on the establishment of such a plan.

15. Special Interest Group proposals will generally be voted against if they have no financial benefit to shareholders.

16. Proposals to cease business operations in various countries for political, religious or other reasons will generally be opposed if they have no financial benefit to shareholders.

17. We will generally vote against any type of outside restrictions on corporate governance such as McBride, Valdez or Sullivan principals.

18.  We will oppose mandatory stockholding requirements on directors.

19. Waiver of Pre-emptive Right proposals will generally be voted with management's recommendation for NYSE companies and those OTC companies which meet listing requirements for the NYSE. Other cases will be taken to the TMC for consideration.

20. Proposals to change company bylaws regarding voting percentages will be taken up by the TMC on a case-by-case basis.

21.  We will oppose stock options for directors.

22.  We will oppose retirement plans for directors.

                               PROXY VOTING POLICY

A.   Generally

     The fiduciary duties of Yacktman Asset Management Co. (YAMCO) require it, when authorized to vote proxies for its clients, including The Yacktman Funds, to make voting decisions consistent with the "economic best interests" of its clients and to review each proxy on a case by case basis with final decisions based on the merits. These guidelines are in accordance with the standards outlined above.

B.   Procedures

     1. YAMCO has both the responsibility and authority to vote proxies with respect to the securities in all accounts under its management, but only where expressly given.

     2. For accounts where voting authority expressly is given, it is the responsibility of the client to have all proxy material sent to YAMCO.

     3. YAMCO officers will review any unusual or controversial issues with the final decision on such issues being made by YAMCO's chief executive officer.

     4. YAMCO will maintain and monitor a record of all votes on proxy matters.

C.   Guidelines for Voting on Specific Issues

     1. Routine Matters - YAMCO will tend to vote with management on most routine matters, although it reserves the right to vote otherwise. A partial list includes:

          a. Board of Directors;

               1. Election of Directors;

               2. Independence of Directors;

               3. Separate offices of Chairperson and Chief Executive Offices;

               4. Limiting personal liability; and

               5. Board's composition and size.

          b. Scheduling of annual meetings;

          c. Appointment of auditors;

          d. Increase in authorized common stock;

          e. Reincorporation;

          f. Employee stock purchase plans;

          g. Charitable, political, or educational contributions; and

          h. Business operations in foreign countries.

     2. Social, Environmental, or Political Proposals - The economic interest of the client is the foremost consideration in the evaluation of these proposals. YAMCO will tend to vote with management on most of the following issues:

          a.   High-Performance workplace practices;

          b.   Restrictive energy or environmental proposals;

          c.   Restrictions on military contracting;

          d.   Limitations of the marketing of controversial products; and

          e. Limiting or restriction of business in countries as a protest against political and moral practices in those countries.

     3. Shareholder Sovereignty - YAMCO will tend to vote against any proposal that limits shareholder influence on management or adversely affects the potential value received shareholders. Issues in this category would include:

          a.   Confidential proxy voting practices;

          b.   Elimination of cumulative voting;

          c.   Greenmail;

          d.   "Poison Pills" or "Golden Parachutes";

          e. Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale; and

          f. The issuance of securities contingent on a corporate reorganization which offer special voting rights, are dilutive, or in general are not designed to enhance shareholder value.

          g.   Stock option plans.

D. Voting with respect to Securities on Loan

     If voting rights with respect to loaned securities owned by clients have passed to the borrower, YAMCO will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the "economic best interests" of the client. For a proposal to have a material effect on the

     "economic best interests" of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer's stock; (ii) the client must own a sufficient percentage of the issuer's stock so that the client's affirmative or negative vote would be likely to effect the outcome of the proposal; and, with respect to The Yacktman Funds, (iii) the issuer's stock must represent a sufficient portion of a Fund's net assets such that the likely change in the market price of the issuer's stock would affect the net asset value of the Fund.

                                       E-1